JPMORGAN TRUST II
JPMorgan Diversified Mid Cap Growth Fund

(the “Trust II Acquiring Fund”)

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
JPMorgan Mid Cap Value Fund

(the “Fleming Group Acquiring Fund” and together with the Trust II Acquiring Fund, each an “Acquiring Fund” and, collectively, the “Acquiring Funds”)

JPMORGAN TRUST I
JPMorgan Capital Growth Fund

(the “Trust I Acquired Fund”)

JPMORGAN TRUST II
JPMorgan Diversified Mid Cap Value Fund

(the “Trust II Acquired Fund” and together with the Trust I Acquired Fund, each an “Acquired Fund” and, collectively, the “Acquired Funds”)

245 Park Avenue
New York, New York 10167

Combined Special Meeting of Shareholders to be held June 15, 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the Acquired Funds (“Your Fund”). The Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II called a special meeting of shareholders of Your Fund scheduled for June 15, 2009, at 245 Park Avenue, New York, NY 10167, at 10:00 a.m., New York time. Your Fund’s special meeting is referred to as the “Meeting.” The purpose of the Meeting is to seek shareholder approval for a number of fund reorganizations (each, a “Reorganization” and, collectively, the “Reorganizations”), including the Reorganization of Your Fund.

An analysis has been performed to identify overlapping or similar products in order to take advantage of potential operational and administrative efficiencies. At meetings held in November 2008 and February 2009, JPMorgan Funds Management made proposals to the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Board of Directors of J.P. Morgan Fleming Mutual Fund Group, Inc. (collectively, the “Boards”) related to the proposed Reorganizations. On February 18, 2009, the JPMorgan Funds Boards of Trustees approved the proposed Reorganizations and concurred that the proposed Reorganizations are in the best interest of each Acquired Fund and Acquiring Fund (as defined above).

J.P. Morgan Investment Management Inc. (“JPMIM”), JPMorgan Investment Advisors Inc. (“JPMIA”) and the distributor and administrator of the Acquired Funds and Acquiring Funds have contractually agreed to waive their fees or reimburse the expenses of the Acquiring Funds as needed in order to ensure that the net expense level for each class of shares of the Acquiring Funds following the Reorganizations is equal to or less than the net expense levels (excluding any fees and expenses associated with investment in other funds, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Boards’ deferred compensation plan) in effect prior to the Reorganization for the corresponding class of the Acquired Funds. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2010.

The attached Proxy Statement/Prospectus seeks shareholder approval of the following proposals that will be considered at the Meeting:

1. To approve an Agreement and Plan of Reorganization for Your Fund, pursuant to which Your Fund will transfer all of its assets and liabilities to the corresponding series of the Acquiring Fund listed opposite Your Fund’s name in the following chart in exchange for shares of the corresponding Fund:

Acquired Fund	Acquiring Fund
JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund if the Reorganization is approved)
JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

If the Reorganization pertaining to Your Fund is approved by shareholders, you will have an interest in the corresponding Acquiring Fund on the date the Reorganization occurs. No sales charges or redemption fees will be imposed as a result of the Reorganization. The Reorganizations are intended to be tax-free reorganizations for federal income tax purposes.

If the relevant Reorganization is not approved by shareholders, then each Acquired Fund for which the Reorganization is not approved will remain in existence and continue within its current trust (i.e., JPMorgan Trust I or JPMorgan Trust II), and the Board of Trustees of that Fund will consider what, if any, additional steps to take, including potential liquidation of the Fund.

2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of JPMorgan Trust I recommends that shareholders of the Trust I Acquired Fund vote “FOR” the proposal; and the Board of JPMorgan Trust II recommends that shareholders of the Trust II Acquired Fund vote “FOR” the proposal.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

A Proxy Statement/Prospectus that describes the Reorganizations is enclosed. Your vote is very important to us regardless of the number of shares held by you. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on June 15, 2009. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions, before you vote, please call 1-866-963-6135.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.

NOTE: You may receive more than one proxy package if you hold shares in more than one account or in more than one Acquired Fund.

Please be sure to vote each account or Acquired Fund by using one of the methods described on the proxy cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each card.

Sincerely,

George C.W. Gatch
President
JPMorgan Trust I
JPMorgan Trust II

April 24, 2009

JPMORGAN TRUST II
JPMorgan Diversified Mid Cap Growth Fund

(the “Trust II Acquiring Fund”)

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
JPMorgan Mid Cap Value Fund

(the “Fleming Group Acquiring Fund” and together with the Trust II Acquiring Fund, each an “Acquiring Fund” and, collectively, the “Acquiring Funds”)

JPMORGAN TRUST I
JPMorgan Capital Growth Fund

(the “Trust I Acquired Fund”)

JPMORGAN TRUST II
JPMorgan Diversified Mid Cap Value Fund

(the “Trust II Acquired Fund” and together with the Trust I Acquired Fund, each an “Acquired Fund” and, collectively, the “Acquired Funds”)

245 Park Avenue
New York, New York 10167

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 15, 2009

To the shareholders of the Acquired Funds:

NOTICE IS HEREBY GIVEN that a Combined Special Meeting of shareholders of each of the Acquired Funds will be held at 245 Park Avenue, New York, NY 10167, on June 15, 2009 at 10:00 a.m., New York time (the “Meeting”), for the following purposes:

1. To approve an Agreement and Plan of Reorganization by and among JPMorgan Trust I, JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc., as applicable, (each an “Agreement and Plan of Reorganization”), pursuant to which each Acquired Fund will transfer all of its assets attributable to each class of its shares to the corresponding Acquiring Fund, as indicated below, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled in the liquidation of the Acquired Fund.

Acquired Fund	Acquiring Fund
JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund if the Reorganization is approved)
JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

2.  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting in person, please vote. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card.

Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

By Order of the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II,

Frank J. Nasta
Secretary
JPMorgan Trust I
JPMorgan Trust II

April 24, 2009

PROXY STATEMENT/PROSPECTUS

April 24, 2009

PROXY STATEMENT FOR:

JPMORGAN TRUST I
JPMorgan Capital Growth Fund

(the “Trust I Acquired Fund”)

JPMORGAN TRUST II
JPMorgan Diversified Mid Cap Value Fund

(the “Trust II Acquired Fund” and together with the Trust I Acquired Fund, each an “Acquired Fund” and, collectively, the “Acquired Funds”)

PROSPECTUS FOR:

JPMORGAN TRUST II
JPMorgan Diversified Mid Cap Growth Fund

(the “Trust II Acquiring Fund”)

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
JPMorgan Mid Cap Value Fund

(the “Fleming Group Acquiring Fund” and, together with the Trust II Acquiring Fund, each an “Acquiring Fund” and, collectively, the “Acquiring Funds”)

245 Park Avenue
New York, New York 10167

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished on or about April 24, 2009 in connection with the solicitation of proxy cards by the Boards of Trustees (each a “Board”) of JPMorgan Trust I and JPMorgan Trust II for a Combined Special Meeting of shareholders of each of the Acquired Funds listed above (the “Meeting”). The Meeting will be held on June 15, 2009, at 10:00 a.m., New York time, at 245 Park Avenue, New York, NY 10167.

At the Meeting, shareholders will be asked to consider and act upon the following proposals:

1. To approve an Agreement and Plan of Reorganization (each a “Reorganization Agreement”), each providing for (1) the acquisition of all assets and assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund opposite its name in the following chart (each a “Reorganization” and collectively, the “Reorganizations”), and (ii) the subsequent liquidation of each Acquired Fund:

Acquired Fund	Acquiring Fund
JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund if the Reorganization is approved)
JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Each Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled in the liquidation of the Acquired Fund.

Under each proposed Reorganization Agreement, each shareholder of an Acquired Fund would be entitled to receive shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, on the closing day of the Reorganization. You are being asked to approve the

i

Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Acquired Funds are being asked to approve a transaction that will result in their holding shares of the Acquiring Funds, this Proxy Statement also serves as a Prospectus for the Acquiring Funds.

Share classes of the Acquired Funds. Each of the Acquired Funds offers share classes as indicated in the chart below:

Acquired Fund	Class A	Class B	Class C	Select Class	Class R2	Ultra
JPMorgan Capital Growth Fund	X	X	X	X	X
JPMorgan Diversified Mid Cap Value Fund	X	X	X	X		X

Effects on share classes of proposed Reorganizations. If a Reorganization is approved by shareholders of an Acquired Fund, each holder of a Class of shares of that Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Acquiring Fund according to the table below. The aggregate net asset value of the Class of shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the Class of shares of the Acquired Fund held by the Acquired Fund shareholders before the transfer.

Acquired Fund		Acquiring Fund
JPMorgan Capital Growth Fund		JPMorgan Diversified Mid Cap Growth Fund
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Select Class	→	Select Class
Class R2	→	Class R2*

JPMorgan Diversified Mid Cap Value Fund		JPMorgan Mid Cap Value Fund
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Select Class	→	Select Class
Ultra	→	Institutional Class

*	Class R2 will be added to the JPMorgan Diversified Mid Cap Growth Fund to accommodate the Reorganization, if approved.

The Reorganizations are being structured as federal income tax-free reorganizations. See “INFORMATION ABOUT THE REORGANIZATIONS — Federal Income Tax Consequences.” Shareholders should consult their tax advisors to determine the actual impact of a Reorganization in light of their individual tax circumstances.

The Acquired and Acquiring Funds are series of open-end management investment companies. The Acquired Funds have investment objectives, as well as investment strategies, that are similar to those of the corresponding Acquiring Funds. The Acquired Funds and the Acquiring Funds are sometimes referred to herein as the “Funds.” There are some differences, however, and these are described under “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Funds that a prospective investor should know before investing. The Statement of Additional Information (“SAI”) for the Acquiring Funds, dated November 1, 2008, as supplemented, and the SAI dated April 24, 2009 relating to this Proxy Statement/Prospectus and the Reorganizations are incorporated by reference into this Proxy Statement/Prospectus, which means they are considered legally a part of the Proxy Statement/Prospectus. You may receive a copy of the SAIs without charge by contacting the JPMorgan Funds at (800) 480-4111, or by writing to the JPMorgan Funds at JPMorgan Funds Services, PO Box 8528, Boston, MA 02266-8528. Except for the SAI relating to this Proxy Statement/Prospectus and the Reorganizations, which is incorporated into this Proxy Statement/Prospectus, the SAIs may also be obtained by visiting the JPMorgan Funds website at www.jpmorganfunds.com.

For more information regarding the JPMorgan Trust I Acquired Fund and/or the JPMorgan Trust II Acquired Fund, see their prospectuses and SAI, dated November 1, 2008, as supplemented, which have been filed with the Securities and Exchange Commission (“SEC”) and which are incorporated herein by reference. Each annual report and semi-annual report for the Acquired Funds highlights certain important information, such as investment results and financial information, and they have been filed with the SEC and are incorporated herein by reference. You may receive a copy of the prospectuses, SAIs, annual reports and semi-annual reports of the Acquired Funds without charge by calling (800) 480-4111, by writing

JPMorgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or by visiting the JPMorgan Funds website at www.jpmorganfunds.com.

In addition, you can copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each of the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

Accompanying this Proxy Statement/Prospectus as Appendix B is a copy of the form of Reorganization Agreement pertaining to each transaction.

AN INVESTMENT IN AN ACQUIRED FUND AND AN ACQUIRING FUND IS NOT A DEPOSIT OF JPMORGAN CHASE & CO. OR ANY OF ITS AFFILIATES OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE ACQUIRED FUND’S OR ACQUIRING FUND’S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Page
PROPOSAL	1
SUMMARY	3
Proposed Reorganizations	3
Effect of Proposed Reorganizations of Acquired Funds	4
Comparison of Investment Objectives and Main Investment Strategies	4
Comparison of Fees and Expenses	5
Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements	10
Comparison of Purchase, Redemption and Exchange Policies and Procedures	10
COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS	11
Principal Risks of Investing in the Funds	13
Investment Restrictions	14
INFORMATION ABOUT THE REORGANIZATIONS	14
The Reorganization Agreements	14
Description of the Acquiring Funds’ Shares	15
Reasons for the Reorganizations and Board Considerations	15
Federal Income Tax Consequences	16
INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS	18
Additional Compensation to Financial Intermediaries	19
Performance of the Acquiring Funds	19
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND ACQUIRED FUNDS	22
Financial Highlights	22
Distributor	22
Administrator	22
FORM OF ORGANIZATION	22
CAPITALIZATION	23
DIVIDENDS AND DISTRIBUTIONS	25
OTHER BUSINESS	25
SHAREHOLDER COMMUNICATIONS WITH THE BOARD	25
VOTING INFORMATION	25
Proxy Solicitation	25
Quorum	26
Vote Required	26
Effect of Abstentions and Broker “Non-Votes”	26
Adjournments	26
Shareholder Proposals	27
Record Date, Outstanding Shares and Interests of Certain Persons	27
LEGAL MATTERS	27
APPENDIX A — Legal Proceedings and Additional Fee and Expense Information Affecting the JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc. Acquiring Funds	A-1
APPENDIX B — Form of Reorganization Agreement Among Series of J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II	B-1
APPENDIX C — How to Do Business with the Acquiring Funds	C-1
APPENDIX D — Comparison of Investment Objectives, Main Investment Strategies and Investment Restrictions, and Information Regarding Fund Managers and Acquiring Funds’ Investment Processes	D-1
APPENDIX E — Financial Highlights of the Acquiring Funds	E-1
APPENDIX F — Similarities and Differences in the Forms of Organization of JPMorgan Trust I, JPMorgan Trust II, and J.P. Morgan Fleming Mutual Fund Group, Inc.	F-1
APPENDIX G — Record Date, Outstanding Shares and Interests of Certain Persons	G-1

PROPOSAL

APPROVAL OF THE AGREEMENTS AND PLANS OF REORGANIZATION

Q. How will a Reorganization affect me?

A. Under the terms of each Reorganization, the assets of each Acquired Fund will be combined with those of the corresponding Acquiring Fund and you will become a shareholder of the Acquiring Fund. Following the Reorganization, you will receive shares of the corresponding Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you held immediately prior to the closing of the Reorganization. Shareholders of Class A, Class B, Class C, Class R2, and Select Class shares of the Acquired Funds will receive Class A, Class B, Class C, Class R2, and Select Class shares, respectively, of the corresponding Acquiring Fund, except that shareholders of Ultra shares of the JPMorgan Diversified Mid Cap Value Fund will receive Institutional Class shares of the JPMorgan Mid Cap Value Fund.

Q. Why is each Reorganization being recommended?

A. Each Acquired Fund is similar to one of the Acquiring Funds in terms of its investment objectives and restrictions, and thus has resulted in overlapping product offerings. The proposed Reorganizations would consolidate similar Acquired and Acquiring Funds.

In addition to eliminating the overlapping product offerings, the proposed Reorganizations are expected to benefit shareholders by potentially creating operational and administrative efficiencies.

See below for a discussion regarding any impact on the fees that you will pay.

Q. How will the Reorganizations affect the fees to be paid by the Acquiring Funds, and how do they compare to the fees payable by the Acquired Funds?

The Acquiring Funds will not experience any contractual fee changes and the net expense ratios after proposed fee waivers and/or expense reimbursements for each acquiring class, post Reorganization, will be equal to or less than those in place for the applicable class of the Acquired Funds prior to the Reorganization. J.P. Morgan Investment Management Inc. (“JPMIM”) or JPMorgan Investment Advisors Inc. (“JPMIA”), as applicable, JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) and JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”) have committed to waiving their fees and/or reimbursing the expenses of the Acquiring Funds in order to maintain the net expense ratios (excluding any fees and expenses associated with investment in other funds, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Boards’ deferred compensation plan) at the level in effect prior to the Reorganization for the acquired class until October 31, 2010. There is no guarantee such waivers/reimbursements will be continued after October 31, 2010.

The investment advisory fee for the JPMorgan Diversified Mid Cap Growth Fund is 65 basis points, 25 basis points higher than the investment advisory fee for JPMorgan Capital Growth Fund. However, as noted above, JPMIA, JPMFM and JPMDS will waive their fees and/or reimburse expenses so that the net expense level for each class of JPMorgan Diversified Mid Cap Growth Fund, post-Reorganization, will be equal to or less than the net expense level for each class of JPMorgan Capital Growth Fund in effect prior to the Reorganization until October 31, 2010.

Ultra shareholders of the JPMorgan Diversified Mid Cap Value Fund will receive Institutional Class Shares of JPMorgan Mid Cap Value Fund. While the JPMorgan Mid Cap Value Fund Institutional Class Shares are subject to a shareholder servicing fee of 10 basis points, the net expense level for the Ultra shareholders of the JPMorgan Diversified Mid Cap Value Fund will decrease by 9 basis points as a result of the Reorganization and will remain at that level until October 31, 2010. Should the contractual fee waivers and/or reimbursements discussed above terminate after October 31, 2010, the operating expenses of the Institutional Class Shares of JPMorgan Mid Cap Value Fund could increase.

Pro forma expense information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission, redemption fee, or other transactional fee in connection with a Reorganization?

A. No. The full value of shares of the Acquired Funds will be exchanged for shares of the corresponding Acquiring Funds without any sales load, commission, redemption fee, or other transactional fee being imposed. JPMIM or JPMIA, as applicable, JPMFM and/or JPMDS will waive their fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by each Fund relating to the Reorganization, including any costs associated with the solicitation of proxies. Brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with each Reorganization, however, will be borne by the Funds.

Q. Will I have to pay any federal income taxes as a result of a Reorganization?

A. Each transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming a Reorganization qualifies for such treatment, shareholders will not recognize taxable gain or loss as a result of the Reorganization. As a condition to the closing of each Reorganization, each Acquired Fund and Acquiring Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Acquired Funds and the Acquiring Funds. Opinions of legal counsel are not binding on the Internal Revenue Service or the courts. You should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q. What happens if a Reorganization Agreement is not approved?

A. If the Reorganization for any individual Acquired Fund is not approved by shareholders, then that individual Acquired Fund will remain in existence and continue within its current trust, and the Board of Trustees of the Fund will consider what, if any, additional steps to take, including potential liquidation of the Fund.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the applicable Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganizations

After considering the Reorganizations at meetings in November 2008 and February 2009, the Boards of Trustees of JPMorgan Trust I and JPMorgan Trust II, and the Board of Directors of J.P. Morgan Fleming Mutual Fund Group, Inc. (each a “Board” and collectively, the “Boards”), approved the Reorganization Agreements on February 18, 2009. Subject to the approval of the shareholders of the Acquired Funds, the Reorganization Agreements provide for the transfer of all of the assets and assumption of all of the liabilities of an Acquired Fund in exchange for shares of the corresponding Acquiring Fund opposite its name in the following chart having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder, and the complete liquidation of the Acquired Funds.

Acquired Fund	Acquiring Fund
JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund if the Reorganization is approved)
JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

Effects on share classes of proposed Reorganizations. If a Reorganization is approved by shareholders of an Acquired Fund, each holder of a Class of shares of that Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the corresponding Class of shares of the Acquiring Fund, except that Ultra Shares of the JPMorgan Diversified Mid Cap Value Fund will receive Institutional Class Shares of the JPMorgan Mid Cap Value Fund. The aggregate net asset value of the Class of shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the Class of shares of the Acquired Fund held by the Acquired Fund shareholders before the transfer.

The Reorganizations are scheduled to be effective after the close of business on June 26, 2009, or on another date as the parties may agree (“Closing Date”). As a result of a Reorganization, each shareholder of an Acquired Fund will become the owner of the number of full and fractional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Though each Reorganization, if approved by shareholders, is scheduled to occur on the Closing Date, each Reorganization is not contingent on the approval of any other Reorganization. Therefore, the failure of shareholders to approve one Reorganization will not affect the closing of any other Reorganization.

See “INFORMATION ABOUT THE REORGANIZATIONS” below. For more information about the characteristics of the classes of shares offered by the Funds see “SUMMARY — COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS” below, as well as “How to Do Business with the Funds” in Appendix C.

For the reasons set forth below under “INFORMATION ABOUT THE REORGANIZATIONS — Reasons for the Reorganizations and Board Considerations,” the Board of JPMorgan Trust I on behalf of the Trust I Acquired Fund and the Board of JPMorgan Trust II on behalf of the Trust II Acquired Fund, including all of the Trustees not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), have concluded that the Reorganizations would be in the best interests of the shareholders of each of the Trust I Acquired Fund and the Trust II Acquired Fund, respectively, and that the interests of shareholders of each of the Trust I Acquired Fund and the Trust II Acquired Fund would not be diluted as a result of the Reorganizations and, therefore, have submitted the Reorganization Agreements for approval to the shareholders of the Trust I Acquired Fund and the Trust II Acquired Fund, respectively. The Boards of JPMorgan Trust I and JPMorgan Trust II recommend that shareholders of the Trust I Acquired Fund and the Trust II Acquired Fund, respectively, vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

For each of the Acquired Funds, approval of the relevant Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. More than 50% of the outstanding shares entitled to vote constitutes a quorum for the Meeting. Shareholders of the Acquired Funds are entitled to one vote for each dollar of Net Asset

Value represented by such Shareholders’ shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the Net Asset Value of such shares, if any. For each Acquired Fund, shares of all classes vote together as a single class. See “VOTING INFORMATION” below.

As a condition to the closing of each Reorganization, each Acquired Fund and Acquiring Fund will have received from Ropes & Gray LLP (or other suitable counsel) an opinion of legal counsel to the effect that the respective Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Funds or the shareholders of the Acquired Fund as a result of any Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor. For more information about the federal income tax consequences of the Reorganizations see “INFORMATION ABOUT THE REORGANIZATIONS — Federal Income Tax Consequences” below.

Effect of Proposed Reorganizations of the Acquired Funds

If shareholders of an Acquired Fund approve a Reorganization Agreement, shareholders of the Acquired Fund will become shareholders of a class of the corresponding Acquiring Fund on or about June 26, 2009, immediately after the closing of the Reorganization. Please note that both JPMorgan Trust I and JPMorgan Trust II are Delaware statutory trusts, and J.P. Morgan Fleming Mutual Fund Group, Inc., is a Maryland corporation. If the reorganization of the Trust II Acquired Fund is approved and completed, you will become a shareholder of a series of a Maryland corporation. See Appendix F for more information about the form of organization of JPMorgan Trust I, JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc.

Comparison of Investment Objectives and Main Investment Strategies

This section will help you compare the investment objectives and main investment strategies of the Acquired Funds and the Acquiring Funds. Some of the investment policies of each Fund are “fundamental investment policies” and others are “non-fundamental investment policies.” Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while a Fund’s Board of Trustees has the ability to change non-fundamental policies without a shareholder vote.

Please be aware that this is only a brief discussion. For more information about the Funds’ investment objectives, investment strategies and principal risks, please see “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS,” beginning on page 11. A more thorough comparison of the Funds and their investment objectives and main investment strategies can be found in Appendix D. Additional information regarding the Acquired Funds can be found in their respective prospectuses.

JPMorgan Capital Growth Fund and
JPMorgan Diversified Mid Cap Growth Fund1

The investment objectives of the Funds are similar and if a new investment objective for the JPMorgan Diversified Mid Cap Growth Fund is approved, they will be identical.2 The JPMorgan Capital Growth Fund seeks capital growth over the long term, whereas currently the JPMorgan Diversified Mid Cap Growth Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities. The Funds also currently differ in that the investment objective of the JPMorgan Diversified Mid Cap Growth Fund may not be changed without shareholder approval, whereas the JPMorgan Capital Growth Fund’s investment objective may be changed without shareholder approval.

The main investment strategies for both Funds are also similar because both Funds invest primarily in common stocks of mid cap companies. These mid cap securities are ones which a Fund’s adviser believes are capable of achieving sustained growth. The Funds both measure mid cap companies as being within the universe of the Russell Midcap® Growth Index at the time of purchase.

[1]	To be renamed the JPMorgan Mid Cap Growth Fund if the Reorganization is approved.

[2]	The Board of Trustees of JPMorgan Diversified Mid Cap Growth Fund has recommended that the current shareholders of JPMorgan Diversified Mid Cap Growth Fund approve a change in its investment objective such that it would be non-fundamental and identical to that of the JPMorgan Capital Growth Fund: capital growth over the long term. Existing shareholders of JPMorgan Diversified Mid Cap Growth Fund will vote whether to adopt this change at a shareholder meeting on June 15, 2009.

JPMorgan Diversified Mid Cap Value Fund and
JPMorgan Mid Cap Value Fund

The investment objectives of the Funds are similar. The JPMorgan Diversified Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities, whereas the JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Neither Funds’ investment objectives may be changed without shareholder approval.

Under normal circumstances, both Funds invest at least 80% of their Assets in equity securities of mid cap companies and invest primarily in common stocks and real estate investment trusts. The Funds, however, define mid cap companies slightly differently. The JPMorgan Diversified Mid Cap Value Fund defines mid cap companies as companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index at the time of purchase. As of December 31, 2008, the range of market capitalizations for the Russell Midcap® Value Index was approximately $24 million to $13.8 billion. The JPMorgan Mid Cap Value Fund defines mid cap companies as companies with market capitalizations between $1 billion to $20 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Another difference between the two Funds is that the JPMorgan Mid Cap Value Fund typically holds fewer securities than the JPMorgan Diversified Mid Cap Value Fund does; as of December 31, 2008, the JPMorgan Mid Cap Value Fund held 103 securities while the JPMorgan Diversified Mid Cap Value Fund held 148 securities.

Comparison of Fees and Expenses

Although operating expenses vary among the Funds and distribution and shareholder service fees differ among share classes, JPMIM, JPMIA, as applicable, JPMFM and JPMDS have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring Funds, as needed, in order to ensure that the net expense ratios for the share classes of the Acquiring Funds following the Reorganizations are equal to or less than the net expense levels (excluding any fees and expenses associated with investment in other funds, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Boards’ deferred compensation plan) in effect prior to the Reorganization for the corresponding share classes of the Acquired Funds. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2010. There is no guarantee that such waivers and/or reimbursements will be continued after October 31, 2010.

The investment advisory fee for the JPMorgan Diversified Mid Cap Growth Fund is 65 basis points, 25 basis points higher than the investment advisory fee for JPMorgan Capital Growth Fund. However, as noted above, JPMIA, JPMFM and JPMDS will waive their fees and/or reimburse expenses so that the net expense level for each class of JPMorgan Diversified Mid Cap Growth Fund, post-Reorganization, will be equal to or less than the net expense level for each class of JPMorgan Capital Growth Fund in effect prior to the Reorganization until October 31, 2010.

Shareholders of Ultra Shares of the JPMorgan Diversified Mid Cap Value Fund will receive Institutional Class Shares of the JPMorgan Mid Cap Value Fund. Institutional Class Shares have a shareholder service fee of 0.10% of the average daily net assets of the Fund, unlike Ultra Shares, which have no shareholder service fees. However, the net expense ratio for the Institutional Class Shares of the JPMorgan Mid Cap Value Fund will be 9 basis points lower than the net expense ratio for the Ultra Shares of the JPMorgan Diversified Mid Cap Value Fund at the time of the Reorganization and will remain at that level until October 31, 2010. Should the contractual fee waivers and/or reimbursements discussed above terminate after October 31, 2010, the operating expenses of the Institutional Class Shares could increase.

The following tables (1) compare the current fees and expenses of each Fund, as of December 31, 2008, and (2) show the estimated fees and expenses for each class of shares of the combined fund, on a pro forma basis, as if each Reorganization occurred on January 1, 2008.

JPMorgan Capital Growth Fund and JPMorgan Diversified Mid Cap Growth Fund

The Annual Fund Operating Expenses table and Example table shown below are both based on fees and expenses in effect as of February 28, 2009.

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are deducted from Fund assets)	JPMorgan Capital Growth Fund					JPMorgan Diversified Mid Cap Growth Fund				JPMorgan Diversified Mid Cap Growth Fund (Pro Forma Combined)
	Class A Shares	Class B Shares	Class C Shares	Select Class Shares	Class R2 Shares	Class A Shares	Class B Shares	Class C Shares	Select Class Shares	Class A Shares	Class B Shares	Class C Shares	Select Class Shares	Class R2 Shares
Management Fee	0.40%	0.40%	0.40%	0.40%	0.40%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	0.75%	0.00%	0.50%	0.25%	0.75%	0.75%	0.00%	0.25%	0.75%	0.75%	0.00%	0.50%
Shareholder Service Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses[1]	0.37%	0.37%	0.37%	0.37%	0.37%	0.49%	0.49%	0.49%	0.49%	0.31%	0.31%	0.31%	0.31%	0.31%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.28%	1.78%	1.78%	1.03%	1.53%	1.64%	2.14%	2.14%	1.39%	1.46%	1.96%	1.96%	1.21%	1.71%
Fee Waiver and/or Expense Reimbursement	0.00%[3]	0.00%[3]	0.00%[3]	(0.09%)[3]	(0.12%)[3]	(0.40%)[4]	(0.15%)[4]	(0.15%)[4]	(0.40%)[4]	(0.22%)[5]	(0.19%)[5]	(0.19%)[5]	(0.28%)[5]	(0.31%)[5]
Net Expenses	1.28%	1.78%	1.78%	0.94%	1.41%	1.24%	1.99%	1.99%	0.99%	1.24%	1.77%	1.77%	0.93%	1.40%

[1]	“Other Expenses” are based on the actual amounts incurred as of 2/28/09.

[2]	The Total Annual Operating Expenses included in the fee table are different from the ratio of expenses to average net assets that appear in the Financial Highlights. The Financial Highlights are based on the fiscal year ended 6/30/08, and do not include Acquired Fund Fees and Expenses.

[3]	JPMIM, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Boards’ deferred compensation plan) exceed 1.35%, 1.85%, 1.85%, 0.93% and 1.40% of the average daily net assets of Class A, Class B, Class C, Select Class and Class R2 Shares, respectively, through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses and Net Expenses would have been 1.27%, 1.77%, 1.77%, 0.93% and 1.40% of the average daily net assets of Class A, Class B, Class C, Select Class and Class R2 Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

[4]	JPMIA, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Boards’ deferred compensation plan) exceed 1.24%, 1.99%, 1.99% and 0.99% of the average daily net assets of Class A, Class B, Class C and Select Class Shares, respectively, through 10/31/09. Due to the contractual expense cap on the Fund’s Ultra Shares (not shown in this proxy statement/prospectus) which currently requires fund level waivers (i.e., waivers that apply to all share classes of the Fund), the “Net Expenses” for the Class B and Class C Shares are further below their contractual expense caps than they would otherwise be. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

[5]	JPMIA, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board’s deferred compensation plan) from exceeding 1.24, 1.77%, 1.77%, 0.93% and 1.40% of the average daily net assets of Class A, Class B, Class C, Select Class and Class R2 shares, respectively, through 10/31/10. In addition, as described in this proxy/prospectus, JPMIA, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to prevent Net Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board’s deferred compensation plan) for each class of shares of the JPMorgan Diversified Mid Cap Growth Fund post-Reorganization from exceeding the expense level of the corresponding acquired class of shares in effect prior to the Reorganization.

Example

The following Example is intended to help you compare the cost of investing in the JPMorgan Capital Growth Fund, the JPMorgan Diversified Mid Cap Growth Fund and the combined Fund.

The Example assumes that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each of the time periods shown. The example also assumes:

•	5% return each year,

•	net expenses through the expiration of each Fund’s and the combined Fund’s contractual expense caps, respectively, and total annual operating expenses thereafter, and

•	all dividends and distributions are reinvested.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You Sell Your Shares, Your Cost Would Be:
	JPMorgan Capital Growth Fund				JPMorgan Diversified Mid Cap Growth Fund				JPMorgan Diversified Mid Cap Growth Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A*	$649	$910	$1,190	$1,989	$645	$978	$1,334	$2,335	$645	$942	$1,261	$2,162
Class B**	$681	$860	$1,164	$1,963	$702	$956	$1,335	$2,334	$680	$897	$1,240	$2,141
Class C**	$281	$560	$964	$2,095	$302	$656	$1,135	$2,461	$280	$597	$1,040	$2,270
Select Class	$96	$319	$560	$1,251	$101	$401	$722	$1,634	$95	$356	$638	$1,441
Class R2	$144	$472	$823	$1,813	N/A	N/A	N/A	N/A	$143	$509	$899	$1,994

If You Do Not Sell Your Shares, Your Cost for Class B and Class C Shares Would Be:
	JPMorgan Capital Growth Fund				JPMorgan Diversified Mid Cap Growth Fund				JPMorgan Diversified Mid Cap Growth Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class B	$181	$560	$964	$1,963	$202	$656	$1,135	$2,334	$180	$597	$1,040	$2,141
Class C	$181	$560	$964	$2,095	$202	$656	$1,135	$2,461	$180	$597	$1,040	$2,270

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMorgan Diversified Mid Cap Value Fund and JPMorgan Mid Cap Value Fund

The Annual Fund Operating Expenses table and Example table shown below are both based on fees and expenses in effect for the period commencing January 1, 2008 through December 31, 2008.

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are deducted from Fund assets)	JPMorgan Diversified Mid Cap Value Fund					JPMorgan Mid Cap Value Fund					JPMorgan Mid Cap Value Fund (Pro Forma Combined)
	Class A Shares	Class B Shares	Class C Shares	Select Class Shares	Ultra Class Shares	Class A Shares	Class B Shares	Class C Shares	Select Class Shares	Institutional Class Shares	Class A Shares	Class B Shares	Class C Shares	Select Class Shares	Institutional Class Shares
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (Rule 12b-1) Fees	0.25%	0.75%	0.75%	0.00%	0.00%	0.25%	0.75%	0.75%	0.00%	0.00%	0.25%	0.75%	0.75%	0.00%	0.00%
Shareholder Service Fees	0.25%	0.25%	0.25%	0.25%	0.00%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.10%
Other Expenses[1]	0.31%	0.31%	0.31%	0.31%	0.31%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	1.46%[2]	1.96%[2]	1.96%[2]	1.21%[2]	0.96%[2]	1.43%[2]	1.93%[2]	1.93%[2]	1.18%[2]	1.03%[2]	1.43%	1.93%	1.93%	1.18%	1.03%
Fee Waiver and/or Expense Reimbursement	(0.22%)[3]	(0.12%)[3]	(0.12%)[3]	(0.22%)[3]	(0.12%)[3]	(0.18%)[4]	(0.18%)[4]	(0.18%)[4]	(0.18%)[4]	(0.28%)[4]	(0.19%)[5]	(0.18%)[5]	(0.18%)[5]	(0.19%)[5]	(0.28%)[5]
Net Expenses	1.24%	1.84%	1.84%	0.99%	0.84%	1.25%	1.75%	1.75%	1.00%	0.75%	1.24%	1.75%	1.75%	0.99%	0.75%

[1]	“Other Expenses” are based on the actual amounts incurred during the 12 months ended 12/31/08.

[2]	The Total Annual Operating Expenses included in the fee table are different from the ratio of expenses to average net assets that appear in the Financial Highlights. The Financial Highlights are based on the fiscal year ended 6/30/08.

[3]	JPMIA, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expense related to the Boards’ deferred compensation plan) exceed 1.24%, 1.99%, 1.99%, 0.99% and 0.84% of the average daily net assets of Class A, Class B, Class C, Select Class and Ultra Shares, respectively, through 10/31/09. Due to the contractual expense cap on the Fund’s Ultra Shares which currently requires fund level waivers (i.e., waivers that apply to all share classes of the Fund), the “Net Expenses” for the Class B and Class C Shares are further below their contractual expense cap than they would otherwise be. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

[4]	JPMIM, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Boards’ deferred compensation plan) exceed 1.25%, 2.00%, 2.00%, 1.00% and 0.75% of the average daily net assets of Class A, Class B, Class C, Select Class and Institutional Class Shares, respectively, through 10/31/09. Due to the contractual expense cap on the Fund’s Institutional Class Shares which currently requires fund level waivers (i.e., waivers that apply to all Share Classes of the Fund), the “Net Expenses” for the Class B and Class C Shares are further below their contractual expense cap than they would otherwise be. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

[5]	JPMIM, JPMFM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Boards’ deferred compensation plan) exceed 1.24%, 1.75%, 1.75%, 0.99% and 0.75% of the average daily net assets of Class A, Class B, Class C, Select Class and Institutional Class Shares, respectively, through 10/31/10. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The following Example is intended to help you compare the cost of investing in the JPMorgan Diversified Mid Cap Value Fund, the JPMorgan Mid Cap Value Fund and the combined Fund.

The Example assumes that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each of the time periods shown. The example also assumes:

•	5% return each year,

•	net expenses through the expiration of each Fund’s and the combined Fund’s contractual expense caps, respectively, and total annual operating expenses thereafter, and

•	all dividends and distributions are reinvested.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You Sell Your Shares, Your Cost Would Be:
	JPMorgan Diversified Mid Cap Value Fund				JPMorgan Mid Cap Value Fund				JPMorgan Mid Cap Value Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A*	$645	$942	$1,261	$2,162	$646	$937	$1,249	$2,133	$645	$936	$1,248	$2,133
Class B**	$687	$904	$1,246	$2,146	$678	$889	$1,225	$2,110	$678	$889	$1,225	$2,110
Class C**	$287	$604	$1,046	$2,276	$278	$589	$1,025	$2,239	$278	$589	$1,025	$2,239
Select Class	$101	$362	$644	$1,446	$102	$357	$632	$1,416	$101	$356	$631	$1,415
Ultra	$86	$294	$519	$1,167	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Institutional Class	N/A	N/A	N/A	N/A	$77	$300	$541	$1,234	$77	$300	$541	$1,234

If You Do Not Sell Your Shares, Your Cost for Class B and Class C Shares Would Be:
	JPMorgan Diversified Mid Cap Value Fund				JPMorgan Mid Cap Value Fund				JPMorgan Mid Cap Value Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class B	$187	$604	$1,046	$2,146	$178	$589	$1,025	$2,110	$178	$589	$1,025	$2,110
Class C	$187	$604	$1,046	$2,276	$178	$589	$1,025	$2,239	$178	$589	$1,025	$2,239

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements of the Acquired Funds are substantially similar to those of the Acquiring Funds. Shareholders of Ultra Shares of the JPMorgan Diversified Mid Cap Value Fund will receive Institutional Class Shares of the JPMorgan Mid Cap Value Fund. Institutional Class Shares have a shareholder service fee of 0.10% of the average daily net assets of the Fund, unlike Ultra Shares, which have no shareholder service fees. However, the net expense ratio for the Institutional Class Shares of the JPMorgan Mid Cap Value Fund will be at least equal to the net expense ratio for the Ultra Shares of the JPMorgan Diversified Mid Cap Value Fund at the time of the Reorganization and will remain at that level until October 31, 2010. Should the contractual fee waivers and/or reimbursements discussed above terminate after October 31, 2010, the operating expenses of the Institutional Class Shares could increase.

Please see “How to Do Business with the Funds” in Appendix C to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The procedures for making purchases, redemptions and exchanges of the Acquired Funds are substantially similar to those of the Acquiring Funds, except as set forth below.

Shareholders of Ultra Shares of the JPMorgan Diversified Mid Cap Value Fund will receive Institutional Class Shares of the JPMorgan Mid Cap Value Fund. Below is a comparison among the purchase, redemption and exchange policies and procedures of these two share classes (the share classes have identical redemption policies).

	Ultra Shares	Institutional Class Shares
Purchase Policies and Procedures
Ultra Shares may be purchased by investors (i) whose investments in a Fund are made and directed on their behalf by investment representatives at JPMIM, JPMIA, or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account’s initial investment in the JPMorgan Diversified Mid Cap Value Fund is at least $5,000,000.
Ultra Shares also may be purchased by 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A.
Accounts may be opened with the Fund’s transfer agent either directly or through a Financial Intermediary.

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares.
Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Investment Minimums
Ultra Shares are subject to a $5,000,000 minimum investment requirement for all investors except 401(k) and other retirement plans administered by the Retirement Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.
Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum.

Exchange Policies and Procedures	Ultra Shares of the Funds may be exchanged for Ultra Shares of other JPMorgan Funds or any other class of the same Fund, subject to any investment minimum or eligibility requirements.
Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund. All exchanges are subject to meeting any investment minimum or eligibility requirements.

Please see “How to Do Business with the Funds” in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND
PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of each of the Acquired Funds and the Acquiring Funds is based upon and qualified in its entirety by the respective investment objectives, strategies and principal risks sections of the prospectuses of the Trust I Acquired Fund and Trust II Acquired Fund dated November 1, 2008, as supplemented. For a complete discussion comparing the Funds’ investment objectives and main investment strategies, please see Appendix D. Please note that the Principal Risks of each Fund are presented in alphabetical order and not in the order of importance of the risk to a Fund.

JPMorgan Capital Growth Fund and
JPMorgan Diversified Mid Cap Growth Fund

	JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund
Investment Objective	The Fund seeks capital growth over the long term.	The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.[1]
Main Investment Strategy
The Fund invests primarily in common stocks of mid cap companies which its adviser, JPMIM, believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap® Growth Index stocks at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes.
The Fund may engage in securities lending.

The Fund invests primarily in common stocks of mid cap companies which its adviser, JPMIA, believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.
The Fund may engage in securities lending.

Principal Risks*	• Derivatives Risk • Equity Market Risk • Growth Investing Risk • High Portfolio Turnover Risk • Mid Cap Company Risk • Redemption Risk • Securities Lending Risk • Temporary Defensive Positions Risk	• Derivatives Risk • Equity Market Risk • Growth Investing Risk • Mid Cap Company Risk • Redemption Risk • Securities Lending Risk • Temporary Defensive Positions Risk

*	The Principal Risks descriptions are found in “Principal Risks of Investing in the Funds” beginning on page 13.

[1]	The Board of Trustees of JPMorgan Diversified Mid Cap Growth Fund has recommended that the current shareholders of JPMorgan Diversified Mid Cap Growth Fund approve a change in its investment objective such that it would be non-fundamental and identical to that of the JPMorgan Capital Growth Fund: capital growth over the long term. Existing shareholders of JPMorgan Diversified Mid Cap Growth Fund will vote whether to adopt this change at a shareholder meeting on June 15, 2009.

JPMorgan Diversified Mid Cap Value Fund and
JPMorgan Mid Cap Value Fund

	JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
Investment Objective	The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.	The Fund seeks growth from capital appreciation.
Main Investment Strategy
Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index at the time of purchase.
The Fund’s investments are primarily in common stocks and real estate investment trusts (“REITs”).
The Fund may engage in securities lending.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase.
The Fund’s investments are primarily in common stocks and REITs.
The Fund may engage in securities lending.

Principal Risks*	• Derivatives Risk • Equity Market Risk • Mid Cap Company Risk • Real Estate Securities Risk • Redemption Risk • Securities Lending Risk • Temporary Defensive Positions Risk • Value Investing Risk	• Derivatives Risk • Equity Market Risk • Mid Cap Company Risk • Real Estate Securities Risk • Redemption Risk • Securities Lending Risk • Temporary Defensive Positions Risk • Value Investing Risk

*	The Principal Risks descriptions are found in “Principal Risks of Investing in the Funds” beginning on page 13.

Principal Risks of Investing in the Funds

Below is a detailed description of the risks identified in each Fund’s “Principal Risks” section from the tables above. Please note that a risk is a principal risk of a Fund only if identified above.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investments. Many derivatives will give rise to a form of leverage. As a result, a Fund may be more volatile than if it had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund’s returns. Derivatives also expose a Fund to the credit risk of the derivative counterparty.

Each Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for a Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which a Fund invests) may decline over short or extended periods of time. When the value of a Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. A Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

High Portfolio Turnover Risk. A Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Mid Cap Company Risk. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Redemption Risk. A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. In addition, a Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Positions Risk. To respond to unusual circumstances and for cash management purposes, a Fund may invest up to 100% of its total assets in cash and cash equivalents. These investments may prevent a Fund from meeting its investment objective.

Value Investing Risk. Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. A Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Investment Restrictions

In addition to the investment objectives and strategies described above, each Fund has adopted certain fundamental and non-fundamental investment restrictions. Please refer to Appendix D for a summary of these fundamental and non-fundamental restrictions across the Funds.

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganization Agreements

The following summary of the Reorganization Agreements is qualified in its entirety by reference to the form of Reorganization Agreements among either JPMorgan Trust I and JPMorgan Trust II, or JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc., as applicable, attached to this Proxy Statement/Prospectus as Appendix B. The Reorganization Agreements provide that the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Acquired Fund in exchange for shares of the corresponding Acquiring Fund. Subject to the satisfaction of the conditions described below, the transactions are scheduled to occur after the close of business on June 26, 2009, or on another date as the parties may agree (“Closing Date”). The net asset value per share of each Acquired Fund and the net asset value per share of the Acquiring Fund will be determined by dividing the Fund’s assets, less liabilities, by the total number of its outstanding shares on a class-by-class basis. The method of valuation employed will be in accordance with the valuation procedures of the Acquiring Funds (which are identical to those of the Acquired Funds), and are described in the Acquiring Funds’ prospectuses and Statements of Additional Information.

The number of full and fractional shares of the corresponding Acquiring Fund you will receive in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of your shares in the Acquired Fund as of the close of business of the NYSE, usually 4:00 p.m. New York time, on the Closing Date on a class-by-class basis. As promptly as practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of the corresponding Acquiring Fund received by the Acquired Fund in the Reorganization for each class of shares. Each Acquired Fund will accomplish the liquidation and distribution with respect to each class of its shares by the transfer of the corresponding Acquiring Fund shares then credited to the account of the Acquired Fund onto the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders. The aggregate net asset value of Acquiring Fund shares to be credited to Acquired Fund shareholders will be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund of the corresponding class owned by Acquired Fund shareholders on the Closing Date. All issued and outstanding shares of the Acquired Funds will simultaneously be canceled on the books of the Acquired Funds. The Acquiring Funds will not issue certificates in connection with such exchange.

After such distribution, the Acquired Funds will take all necessary steps under Delaware law, their Declarations of Trust and any other applicable law to effect a complete termination of the Acquired Funds.

The Board of Trustees of JPMorgan Trust I has determined with respect to the JPMorgan Capital Growth Fund, the Board of Trustees of JPMorgan Trust II has determined with respect to the Trust II Acquired Fund and the Trust II Acquiring Fund, and the Board of Directors of J.P. Morgan Fleming Mutual Fund Group, Inc. has determined with respect to the JPMorgan Mid Cap Value Fund that participation in the Reorganizations is in the best interests of each of those Funds and that the interests of the shareholders of each of those Funds will not be diluted as a result of each Reorganization. JPMIM or JPMIA, as applicable, JPMDS and/or JPMFM will waive their fees and/or reimburse the Fund in an amount sufficient to offset the costs incurred by the Fund relating to each Reorganization, including the cost of any proxy soliciting, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets incurred in connection with the Reorganization.

Each Reorganization Agreement may be terminated and any Reorganization may be abandoned at any time prior to the consummation of such Reorganization, before or after approval by the shareholders of the Acquired Fund, if circumstances should develop that, in the respective Boards’ opinions, make proceeding with a Reorganization inadvisable. The Reorganization Agreements provide that the Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Funds, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (ii) each Acquiring Fund and each Acquired Fund receives an opinion from Ropes & Gray LLP (or other suitable counsel) that the transactions contemplated by a Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Approval of each Reorganization Agreement by and for any Acquired Fund will require the affirmative vote of the shares of such Acquired Fund, as described below. See “VOTING INFORMATION” below. The Reorganization of each Acquired Fund is not contingent on the approval of any other Reorganization of any other Acquired Fund. Therefore, the failure of shareholders to approve any one Reorganization will not affect the closing of any other Reorganization.

Shareholders of record of the Acquired Funds as of the Closing Date will receive shares of the corresponding Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Acquiring Funds’ Shares

Full and fractional shares of the Class A, Class B, Class C, Class R2, Select Class and Institutional Class shares of each of the Acquiring Funds, as applicable, will be issued to the Acquired Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Acquiring Funds do not issue share certificates. The shares of the Acquiring Funds to be issued to Acquired Fund shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described below in “How to Do Business with the Funds” attached as Appendix C to this Proxy Statement/Prospectus.

Reasons for the Reorganizations and Board Considerations

As noted above, the Reorganizations have been approved by the Boards of JPMorgan Trust I, JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc.

The proposed Reorganizations were presented for consideration to the Boards of JPMorgan Trust I, JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc. at a board meeting in November 2008 and were approved on February 18, 2009. Following presentations by JPMIA, JPMIM and JPMFM, the Boards of JPMorgan Trust I, JPMorgan Trust II and JP Morgan Fleming Mutual Fund Group, Inc., including all of the Trustees/Directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, determined, with respect to the Funds overseen by that Board, that (1) each of the proposed Reorganizations would be in the best interests of each affected Fund that the respective Board oversees, and (2) each of the proposed Reorganizations would not result in the dilution of the interests of the Funds or their shareholders.

In recommending the Reorganizations, the Boards considered a number of factors, including the following:

•	the elimination of overlapping or similar product offerings;

•	the similarity of the investment objectives, strategies, policies and restrictions of the Acquired Funds in the Reorganizations with those of the Acquiring Funds;

•	the investment performance of the Acquiring Funds as compared to that of the Acquired Funds;

•	the relative size of the Acquiring and Acquired Funds;

•	the effect the Reorganizations would have on annual fund operating expenses, shareholder fees and expenses;

•	the direct and indirect federal income tax consequences of the Reorganizations, including the availability of capital loss carryforwards;

•	JPMIM or JPMIA, as applicable, JPMFM and JPMDS will waive their fees and/or reimburse expenses of the Funds in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganizations. These waivers and reimbursements will not include brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets;

•	any potential dilutive factors of the Reorganizations; and

•	potential alternatives to the proposed Reorganizations such as selling or liquidating the Acquired Funds.

The Boards of JPMorgan Trust I, JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc. considered the potential consequences to shareholders of the Funds from each of the specific Reorganizations. In their deliberations, each Trustee/Director may have attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees/Directors evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Trustees/Directors also took into account those interests of each Fund that were in common with those of the other Funds for which Reorganizations are proposed.

Significantly in this respect, JPMIA or JPMIM, as applicable, JPMDS and JPMFM have contractually agreed to waive their fees or reimburse the expenses of the Acquiring Funds, as needed, in order to assure that, for the Acquired Funds in the Reorganizations, the net expense levels for the Acquiring Funds is equal to or less than the net expense levels (excluding any fees and expenses associated with investment in other funds, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Boards’ deferred compensation plan) in effect prior to the Reorganization for the acquired class. These contractual fee waivers or reductions and expense reimbursements will continue in effect through October 31, 2010. There is no guarantee such waivers/reimbursements will be continued after October 31, 2010.

The Boards also noted favorably that the Reorganizations would be structured as federal tax-free transactions. For purposes of federal tax consequences to the Funds and their shareholders, there would be no significant adverse tax consequences for affected shareholders. However, as a result of the Reorganizations, the Acquired Funds and their shareholders may lose the benefit of certain tax losses that could have been used to offset or defer the distribution of future gains. In addition, any Acquired Fund tax losses available after the application of the loss limitation rules would be spread over the larger asset base of the combined Fund, and its potential tax benefits spread over a larger shareholder base. The Boards also noted that JPMIA or JPMIM, as applicable, JPMFM and/or JPMDS, would waive fees or reimburse the Funds for the costs and expenses of the Reorganizations, except for brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets, which would be borne by the Funds.

THE BOARDS OF JPMORGAN TRUST I AND JPMORGAN TRUST II, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE ACQUIRED FUNDS APPROVE THE REORGANIZATIONS.

Federal Income Tax Consequences

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In each case, as a condition to the closing of each Reorganization, the Acquired Fund and Acquiring Fund will receive a legal opinion from Ropes & Gray LLP (or other suitable counsel) to the effect that for federal income tax purposes:

(1) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(3) Under Section 362(b) of the Code, the basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

(4) Under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(5) Under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation;

(6) Under Section 354 of the Code, the shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(7) Under Section 358 of the Code, the aggregate basis of the shares of the Acquiring Fund that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Acquired Fund exchanged therefor;

(8) Under Section 1223(1) of the Code, the holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period for which it held the shares of the Acquired Fund exchanged therefor, provided that on the date of the exchange it held such shares of the Acquired Fund as capital assets; and

(9) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

The opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (“IRS”) could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Counsel will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Prior to the closing of each Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Each of the Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Acquired Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the closing date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Acquired Fund. In addition, the loss limitation rules of Sections 382 and 383 of the Code will apply. First, one Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, a portion of a Fund’s pre-acquisition losses may become unavailable to offset any gains at all. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had a Reorganization not occurred.

In addition, since the shareholders of each of the Acquired Funds will receive shares of the respective Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

However, based on data through December 31, 2008, the Reorganizations are expected to result in loss limitations and loss forfeitures as described below. However, since the Reorganizations are not expected to close until June 2009, these limitations and any potential forfeitures may change significantly between now and the completion of the Reorganizations. Further, a Fund’s ability to use a loss (even in the absence of Reorganization) depends on factors other than the loss limitations, such as future realization of capital gains or losses. In addition, absent the Reorganizations, each of the Acquired Funds would be limited to using its capital loss carryforwards in each of the eight taxable years succeeding the loss year.

As a result of the Reorganization of JPMorgan Capital Growth Fund into JPMorgan Diversified Mid Cap Growth Fund, the potential use of JPMorgan Capital Growth Fund’s losses is expected to be significantly restricted. As of June 30, 2008, JPMorgan Capital Growth Fund had approximately $225,000 in capital loss carryforwards. As of December 31, 2008, JPMorgan Capital Growth Fund also had realized book-basis losses of approximately $93 million; this figure will change prior to the Reorganization. Based on JPMorgan Capital Growth Fund’s net assets as of December 31, 2008, after the Reorganization the combined fund would be limited to using approximately $28 million of JPMorgan Capital Growth Fund’s pre-Reorganization losses annually. In addition, any potential tax benefits from those losses would be spread over the larger shareholder base of the combined fund. There is no assurance that JPMorgan Capital Growth Fund would be able to use its capital loss carryforwards in the absence of the Reorganization since that would depend on the realization of gains prior to the expiration of such losses.

As a result of the Reorganization of JPMorgan Diversified Mid Cap Value Fund into JPMorgan Mid Cap Value Fund, the potential use of JPMorgan Diversified Mid Cap Value Fund’s losses is expected to be restricted. As of June 30, 2008, JPMorgan Diversified Mid Cap Value Fund had no capital loss carryforwards. As of December 31, 2008, JPMorgan Diversified Mid Cap Value Fund had realized book-basis losses of approximately $11.3 million; this figure will change prior to the Reorganization. Based on JPMorgan Diversified Mid Cap Value Fund’s net assets as of December 31, 2008, after the Reorganization the combined fund would be limited to using approximately $9.7 million of JPMorgan Diversified Mid Cap Value Fund’s pre-Reorganization losses annually. In addition, any potential tax benefits from those losses would be spread over the larger shareholder base of the combined fund. There is no assurance that JPMorgan Diversified Mid Cap Value Fund would be able to use its capital loss carryforwards in the absence of the Reorganization since that would depend on the realization of gains prior to the expiration of such losses.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUNDS

JPMorgan Investment Advisors Inc. is the investment adviser to the JPMorgan Diversified Mid Cap Growth Fund. JPMIA, 1111 Polaris Parkway, Columbus, OH 43240, makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment programs. JPMIA performs its responsibilities subject to the supervision of, and policies established by, the Board of Trustees of the Fund. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”).

During the fiscal year ended June 30, 2008, the following management fees (net of waivers) were paid to JPMIA at an annual rate as a percentage of the Fund’s average daily net assets:

JPMorgan Diversified Mid Cap Growth Fund	0.65%

J.P. Morgan Investment Management Inc. is the investment adviser to the JPMorgan Mid Cap Value Fund. JPMIM, 245 Park Avenue, New York, NY 10167, makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. JPMIM performs its responsibilities subject to the supervision of, and policies established by, the Board of Directors of the Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase.

During the fiscal year ended June 30, 2008, the following management fees (net of waivers) were paid to JPMIM at an annual rate as a percentage of the Fund’s average daily net assets:

JPMorgan Mid Cap Value Fund	0.53%

A discussion of the basis the Boards used in reapproving the investment advisory agreement is available in the semi-annual report for the most recent fiscal period ended December 31.

The Reorganizations of the JPMorgan Capital Growth Fund merging into the JPMorgan Diversified Mid Cap Growth Fund and the JPMorgan Diversified Mid Cap Value Fund into the JPMorgan Mid Cap Value Fund each will result in a change in the Acquired Fund’s adviser. Following the Reorganizations, the shareholders of the JPMorgan Capital Growth Fund, which is currently advised by JPMIM, will become shareholders of the JPMorgan Diversified Mid Cap Growth Fund, which is advised by JPMIA, and the shareholders of the JPMorgan Diversified Mid Cap Value Fund, which is currently advised by JPMIA, will become shareholders of the JPMorgan Mid Cap Value Fund, which is advised by JPMIM. JPMIM and JPMIA are affiliated through their parent entity, JPMorgan Chase. Furthermore, although the adviser will change, the investment advisory agreement for the Acquiring Fund is similar to that of the Acquired Fund.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers.

Performance of the Acquiring Funds

Following each Reorganization, the Acquiring Fund will be the accounting and performance survivor.

The bar charts and tables that follow provide some indication of the risk of an investment in each Acquiring Fund by showing changes in the Funds’ performance from year to year. The bar charts show the performance for one class of each Acquiring Fund for each full calendar year over the past ten years. The table shows each Fund’s average annual total returns for the past one year, five years and ten years.

Past performance is not necessarily an indication of how any of the Funds will perform in the future.

These calculations assume that all dividends and distributions are reinvested in the Funds. Some of the companies that provide services to the Funds have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown. Please see “SUMMARY — Comparison of Fees and Expenses” for information about the difference among the share classes.

JPMorgan Diversified Mid Cap Growth Fund (Select Class Shares)

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1999	28.45%	Worst Quarter	4th quarter, 2008	–27.10%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 3/31/09 was    %.

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2008

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	–46.90	–3.02	0.45
Return After Taxes on Distributions	–47.15	–4.45	–1.09
Return After Taxes on Distributions and Sale of Fund Shares	–30.16	–2.24	0.26

CLASS B SHARES Return Before Taxes	–49.29	–3.05	0.42	[3]

CLASS C SHARES Return Before Taxes	–45.29	–2.60	0.31

SELECT CLASS SHARES
Return Before Taxes	–43.77	–1.70	1.26

RUSSELL MIDCAP® GROWTH INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	–44.32	–2.33	–0.19

LIPPER MID-CAP GROWTH FUNDS INDEX2,ˆ
(Reflects No Deduction for Taxes)	–44.04	–1.18	0.49

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this proxy statement/prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell Midcap® Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

JPMorgan Mid Cap Value Fund (Institutional Class Shares)

  YEAR-BY-YEAR RETURNS1

Best Quarter	3rd quarter, 1999	17.94%	Worst Quarter	4th quarter, 2008	–21.62%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 3/31/09 was    %.

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 2008

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES*
Return Before Taxes	–36.75	–0.20	8.35

CLASS B SHARES*
Return Before Taxes	–38.57	–0.04	8.44

CLASS C SHARES*
Return Before Taxes	–34.57	0.35	8.46

SELECT CLASS SHARES*
Return Before Taxes	–33.06	1.15	9.17

INSTITUTIONAL CLASS SHARES
Return Before Taxes	–32.90	1.39	9.36
Return After Taxes on Distributions	–33.46	0.52	7.43
Return After Taxes on Distributions and Sale of Fund Shares	–20.69	1.26	7.29

RUSSELL MIDCAP® VALUE INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	–38.44	0.33	4.44

LIPPER MID-CAP VALUE FUNDS INDEX2,ˆ
(Reflects No Deduction for Taxes)	–39.71	–1.24	3.95

The after-tax returns are shown for only the Institutional Class Shares, and not the other classes offered by this proxy statement/prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A, Class B, Class C and Select Class Shares prior to their inception on 4/30/01 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities. During these periods the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

1	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

ADDITIONAL INFORMATION ABOUT
THE ACQUIRING FUNDS AND ACQUIRED FUNDS

Information about the JPMorgan Capital Growth Fund and JPMorgan Diversified Mid Cap Value Fund is included in the Prospectuses of JPMorgan U.S. Equity Funds dated November 1, 2008, as supplemented. Additional information regarding these Funds and the JPMorgan Diversified Mid Cap Growth Fund and the JPMorgan Mid Cap Value Fund is included in (i) the SAI for JPMorgan U.S. Equity Funds filed November 1, 2008, as supplemented; (ii) the Annual Reports for each Fund for the 12-month period ended June 30, 2008; and (iii) the Semi-Annual Reports for each Fund for the six-month period ended December 31, 2008.

Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the relevant Fund at (800) 480-4111, by writing to the relevant Fund at JPMorgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or (with the exception of the Proxy Statement/Prospectus) by visiting the JPMorgan Funds website at www.jpmorganfunds.com.

JPMorgan Trust I, JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc. are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Financial Highlights

The financial highlights of the Acquiring Funds are provided in Appendix E. Certain information reflects financial results for a single Fund share of each class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Funds (assuming reinvestment of all dividends and distributions). The information in the financial highlights tables (except for information for the six months ended December 31, 2008) has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements are included in the respective Fund’s annual report, which is incorporated by reference. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

Distributor

JPMorgan Distribution Services, Inc., whose address is 245 Park Avenue, New York, NY 10167, serves as the distributor to the Acquiring Funds. JPMDS is an affiliate of JPMIM, JPMIA and JPMorgan Chase Bank, N.A., and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMorgan Funds Management, Inc., whose address is 1111 Polaris Parkway, Columbus, Ohio 43240, serves as administrator for the Trusts. JPMorgan Funds Management is an affiliate of JPMIA and JPMIM and is an indirect wholly-owned subsidiary of JPMorgan Chase.

FORM OF ORGANIZATION

The JPMorgan Capital Growth Fund is a series of the JPMorgan Trust I, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. The JPMorgan Trust I is governed by a Board of Trustees consisting of thirteen members.

The JPMorgan Diversified Mid Cap Growth Fund and the JPMorgan Diversified Mid Cap Value Fund are each a series of the JPMorgan Trust II, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust dated November 5, 2004. The JPMorgan Trust II is governed by a Board of Trustees consisting of thirteen members.

The JPMorgan Mid Cap Value Fund is a series of the J.P. Morgan Fleming Mutual Fund Group, Inc., an open-end investment company formed as a Maryland corporation on August 19, 1997. The J.P. Morgan Fleming Mutual Fund Group, Inc. is governed by a Board of Directors consisting of thirteen members.

JPMorgan Trust I, JPMorgan Trust II and J.P. Morgan Fleming Mutual Fund Group, Inc. all have the same Board members.

The chart in Appendix F provides additional information with respect to the similarities and differences in the forms of organization of these entities. Shareholders should refer to the provisions of the governing documents of these entities and the relevant state law for a more thorough comparison.

CAPITALIZATION

Only shareholders of record at the close of business on March 23, 2009 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Meeting.

The following table shows the capitalization of each of the Acquiring Funds and each of the Acquired Funds as of December 31, 2008, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma net asset values per share assume the issuance of shares of the Acquired Funds, which would have occurred at December 31, 2008 in connection with the proposed Reorganization. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Funds will be received by shareholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

	JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fundˆ	Pro Forma Adjustments	JPMorgan Diversified Mid Cap Growth Fund (Pro Forma Combined)
Class A
Net Assets (000’s)	$268,191	$223,543	$—	$491,734
Shares Outstanding (000’s)	11,368	18,592	10,944	40,904
Net Asset Value Per Share	$23.59	$12.02	$—	$12.02

Class B
Net Assets (000’s)	$7,870	$27,927	$—	$35,797
Shares Outstanding (000’s)	377	2,921	446	3,744
Net Asset Value Per Share	$20.87	$9.56	$—	$9.56

Class C
Net Assets (000’s)	$12,376	$12,794	$—	$25,170
Shares Outstanding (000’s)	605	1,171	528	2,304
Net Asset Value Per Share	$20.46	$10.92	$—	$10.92

Select Class
Net Assets (000’s)	$286,070	$247,132	$—	$533,202
Shares Outstanding (000’s)	11,252	19,329	11,115	41,696
Net Asset Value Per Share	$25.42	$12.79	$—	$12.79

Class R2
Net Assets (000’s)	$47	$—	$—	$47
Shares Outstanding (000’s)	2	—	2	4
Net Asset Value Per Share	$23.58	$—	$—	$12.02

ˆ	The Fund’s Class R2 Shares have not yet commenced operations as of the date of this Proxy Statement/Prospectus, and there are not currently any Net Assets, Shares Outstanding, and Net Asset Value Per Share for the Fund’s Class R2 Shares.

	JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund	Pro Forma Adjustments	JPMorgan Mid Cap Value Fund (Pro Forma Combined)
Class A
Net Assets (000’s)	$82,919	$1,689,117	$—	$1,772,036
Shares Outstanding (000’s)	14,457	110,098	(9,052)	115,503
Net Asset Value Per Share	$5.74	$15.34	$—	$15.34

Class B
Net Assets (000’s)	$17,902	$103,606	$—	$121,508
Shares Outstanding (000’s)	3,446	6,914	(2,252)	8,108
Net Asset Value Per Share	$5.20	$14.99	$—	$14.99

Class C
Net Assets (000’s)	$8,208	$322,124	$—	$330,332
Shares Outstanding (000’s)	1,581	21,440	(1,035)	21,986
Net Asset Value Per Share	$5.19	$15.02	$—	$15.02

Select Class
Net Assets (000’s)	$66,973	$583,247	$—	$650,220
Shares Outstanding (000’s)	11,754	37,728	(7,422)	42,060
Net Asset Value Per Share	$5.70	$15.46	$—	$15.46

Ultra*
Net Assets (000’s)	$2,649	$—	$(2,649)	$—
Shares Outstanding (000’s)	464	—	(464)	—
Net Asset Value Per Share	$5.71	$—	$—	—

Institutional Class*
Net Assets (000’s)	$—	$1,161,529	$2,649	$1,164,178
Shares Outstanding (000’s)	—	74,672	170	74,842
Net Asset Value Per Share	$—	$15.56	$—	$15.56

*	If the Reorganization is approved by shareholders, Ultra shareholders of JPMorgan Diversified Mid Cap Value Fund will receive Institutional Class Shares of JPMorgan Mid Cap Value Fund when the Reorganization is completed on the Closing Date.

DIVIDENDS AND DISTRIBUTIONS

The JPMorgan Capital Growth Fund, and JPMorgan Mid Cap Value Fund generally distribute net investment income, if any, at least annually. The JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Value Fund generally distribute net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gains, if any, at least annually.

For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains. You have three options for your distributions. You may: reinvest all of them in additional Fund shares without a sales charge; take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or take all distributions in cash or as a deposit in a preassigned bank account. If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

OTHER BUSINESS

Neither Board intends to present any other business at the Meeting with respect to the Acquired or Acquiring Funds, except with respect to the proposed change of investment objective for JPMorgan Diversified Mid Cap Growth Fund, as described above, and the election of Trustees for JPMorgan Trust II. These other changes are described in a separate proxy statement, which is being provided to affected shareholders. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

JPMorgan Trust I and/or JPMorgan Trust II shareholders who wish to communicate with the relevant Board of Trustees should send communications in writing to the attention of the Secretary of JPMorgan Funds at 245 Park Avenue, New York, NY 10167, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board of Trustees. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholder communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Acquired Funds to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Acquired Funds on or about April 24, 2009. Only shareholders of record as of the close of business on March 23, 2009 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting, and any adjournment or postponement thereof. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the JPMorgan Funds a subsequently dated proxy, (2) delivering to the JPMorgan Funds a written notice of revocation at the address on the cover of this Proxy Statement/Prospectus, or (3) otherwise giving notice of revocation in an open meeting, in all cases prior to the exercise of the authority granted in the proxy card. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreements and the Reorganizations contemplated thereby.

Proxy Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIA, JPMIM and their affiliates or by proxy soliciting firms retained by the Funds. JPMFM has retained Computershare Fund Services (“Computershare”), a proxy solicitor, to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. By contract with JPMFM, Computershare, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws.

The cost of retaining such proxy solicitor is expected to be less than $125,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. JPMIA, JPMIM and their affiliates will waive their fees or reimburse expenses to the extent necessary to cover the costs of the solicitation. In addition, JPMIA and JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of JPMIA, JPMIM, an affiliate of JPMIA and JPMIM, as applicable, or Computershare (each a “Solicitor”) if the Funds have not yet received their vote. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to get information from the shareholder to verify his identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum

More than 50% of the outstanding shares entitled to vote constitutes a quorum for the Meeting.

Vote Required

If a quorum is present at the relevant Meeting, under the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of an Acquired Fund is required to approve the Reorganization Agreement. A majority is defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Acquired Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such Acquired Fund.

Shareholders of each Acquired Fund are entitled to one vote for each dollar of Net Asset Value represented by such Shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the Net Asset Value of such shares, if any. For each Acquired Fund, shares of all classes vote together as a single class.

Effect of Abstentions and Broker “Non-Votes”

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the applicable Acquired Fund as inspectors of elections (also known as “tellers”) for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the Reorganization for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by properly executed proxy cards that constitute abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adjournments

In the event that sufficient votes to approve a proposal are not received, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by a majority of the shares represented at the Meeting, either in person or by proxy. For purposes of calculating a vote to adjourn the Meeting, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In addition, shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any such adjournment. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting.

Shareholder Proposals

You may request inclusion in the JPMorgan Fund’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The JPMorgan Funds are not required to hold regular meetings of shareholders, and in order to minimize costs, do not intend to hold meetings of the shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board of the Fund’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date, Outstanding Shares and Interests of Certain Persons

Only shareholders of record of the Acquired Funds at the close of business on the Record Date are entitled to receive notice of, and to vote at, their respective Meeting and at any postponement or adjournment thereof. Please see Appendix G for information pertaining to the outstanding shares and interests of certain persons in the Acquired Funds.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the JPMorgan Funds will be passed upon by Ropes & Gray LLP, One Metro Center, 700 12th Street, NW, Suite 900, Washington, D.C. 20005-3948 (or other suitable counsel). Also, please see Appendix A for information on legal proceedings.

THE BOARD OF JPMORGAN TRUST I, INCLUDING THE NON-INTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE JPMORGAN CAPITAL GROWTH FUND APPROVE THE REORGANIZATION AGREEMENT.

THE BOARD OF JPMORGAN TRUST II, INCLUDING THE NON-INTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE JPMORGAN DIVERSIFIED MID CAP VALUE FUND APPROVE THE REORGANIZATION AGREEMENT.

APPENDIX A
LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE
INFORMATION AFFECTING THE JPMORGAN TRUST II AND
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. ACQUIRING FUNDS

The following disclosure is applicable to the JPMorgan Trust II Acquiring Fund, JPMorgan Diversified Mid Cap Growth Fund, as well as to the JPMorgan Mid Cap Value Fund because it will acquire assets and liabilities of a JPMorgan Trust II Fund if the Reorganization is approved.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), JPMDS, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this Proxy Statement/Prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the JPMorgan Trust II Acquiring Fund and the JPMorgan Mid Cap Value Fund, which will acquire the assets and liabilities of a JPMorgan Trust II Fund if the Reorganization is approved. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, JPMorgan Equity Income Fund and JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The

Reduced Rate on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates for Reduced Rate Funds or management fees for non-Reduced Rate Funds, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates, if applicable, or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

The table below shows the ratios for the classes of the Trust II Acquiring Fund offered in this prospectus subject to the Non-Reduced Rate. The expenses in the following table are shown on a pro forma basis as of 2/28/09 and 12/31/08 for the JPMorgan Diversified Mid Cap Growth Fund and the JPMorgan Mid Cap Value Fund, respectively, as if the Reorganization is approved and completed.

NON-REDUCED RATE FUND

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Diversified Mid Cap Growth Fund	A	1.24%	1.46%
	B	1.77%	1.96%
	C	1.77%	1.96%
	Select	0.93%	1.21%
	R2	1.40%	1.71%

JPMorgan Mid Cap Value Fund	A	1.24	1.43
	B	1.75	1.93
	C	1.75	1.93
	Select	0.99	1.18
	Institutional	0.75	1.03

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of a Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/09, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted;

•	There is no sales charge (load) on reinvested dividends; and

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12-month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Non-Reduced Rate Funds

JPMorgan Diversified Mid Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2010	$645	–0.51%	–1.69%	–1.69%	$180	5.00%	3.23%	3.23%
June 30, 2011	$146	4.46%	1.79%	3.54%	$205	10.25%	6.37%	3.04%
June 30, 2012	$151	9.68%	5.40%	3.54%	$212	15.76%	9.60%	3.04%
June 30, 2013	$157	15.17%	9.13%	3.54%	$218	21.55%	12.93%	3.04%
June 30, 2014	$162	20.93%	12.99%	3.54%	$225	27.63%	16.37%	3.04%
June 30, 2015	$168	26.97%	16.99%	3.54%	$232	34.01%	19.90%	3.04%
June 30, 2016	$174	33.32%	21.13%	3.54%	$239	40.71%	23.55%	3.04%
June 30, 2017	$180	39.99%	25.42%	3.54%	$246	47.75%	27.31%	3.04%
June 30, 2018	$186	46.99%	29.86%	3.54%	$253	55.13%	31.18%	3.04%
June 30, 2019	$193	54.34%	34.46%	3.54%	$261	62.89%	35.16%	3.04%

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 280	4.00%	2.23%	2.23%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2010	$180	$680	5.00%	0.00%	3.23%	–1.77%	3.23%	–1.77%
June 30, 2011	$205	$605	10.25%	6.25%	6.37%	2.37%	3.04%	–0.84%
June 30, 2012	$212	$512	15.76%	12.76%	9.60%	6.60%	3.04%	0.22%
June 30, 2013	$218	$518	21.55%	18.55%	12.93%	9.93%	3.04%	0.30%
June 30, 2014	$225	$425	27.63%	25.63%	16.37%	14.37%	3.04%	1.27%
June 30, 2015	$232	$332	34.01%	33.01%	19.90%	18.90%	3.04%	2.18%
June 30, 2016	$239	$239	40.71%	40.71%	23.55%	23.55%	3.04%	3.04%
June 30, 2017	$246	$246	47.75%	47.75%	27.31%	27.31%	3.04%	3.04%
June 30, 2018	$189	$189	55.13%	55.13%	31.81%	31.81%	3.54%	3.54%
June 30, 2019	$196	$196	62.89%	62.89%	36.48%	36.48%	3.54%	3.54%

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2010	$95	5.00%	4.07%	4.07%
June 30, 2011	$128	10.25%	8.01%	3.79%
June 30, 2012	$133	15.76%	12.11%	3.79%
June 30, 2013	$138	21.55%	16.36%	3.79%
June 30, 2014	$143	27.63%	20.77%	3.79%
June 30, 2015	$149	34.01%	25.34%	3.79%
June 30, 2016	$155	40.71%	30.09%	3.79%
June 30, 2017	$160	47.75%	35.02%	3.79%
June 30, 2018	$166	55.13%	40.14%	3.79%
June 30, 2019	$173	62.89%	45.45%	3.79%

	Class R2
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2010	$143	5.00%	3.60%	3.60%
June 30, 2011	$180	10.25%	7.01%	3.29%
June 30, 2012	$186	15.76%	10.53%	3.29%
June 30, 2013	$192	21.55%	14.17%	3.29%
June 30, 2014	$198	27.63%	17.92%	3.29%
June 30, 2015	$205	34.01%	21.80%	3.29%
June 30, 2016	$212	40.71%	25.81%	3.29%
June 30, 2017	$219	47.75%	29.95%	3.29%
June 30, 2018	$226	55.13%	34.22%	3.29%
June 30, 2019	$233	62.89%	38.64%	3.29%

JPMorgan Mid Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2010	$645	–0.51%	–1.69%	–1.69%	$178	5.00%	3.25%	3.25%
June 30, 2011	143	4.46	1.82	3.57	202	10.25	6.42	3.07
June 30, 2012	148	9.68	5.46	3.57	209	15.76	9.69	3.07
June 30, 2013	153	15.17	9.22	3.57	215	21.55	13.05	3.07
June 30, 2014	159	20.93	13.12	3.57	222	27.63	16.53	3.07
June 30, 2015	165	26.97	17.16	3.57	228	34.01	20.10	3.07
June 30, 2016	171	33.32	21.34	3.57	235	40.71	23.79	3.07
June 30, 2017	177	39.99	25.67	3.57	243	47.75	27.59	3.07
June 30, 2018	183	46.99	30.16	3.57	250	55.13	31.51	3.07
June 30, 2019	189	54.34	34.81	3.57	258	62.89	35.54	3.07

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended June 30, 2010) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$278	4.00%	2.25%	2.25%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
June 30, 2010	$178	$678	5.00%	0.00%	3.25%	–1.75%	3.25%	–1.75%
June 30, 2011	202	602	10.25	6.25	6.42	2.42	3.07	–0.80
June 30, 2012	209	509	15.76	12.76	9.69	6.69	3.07	0.25
June 30, 2013	215	515	21.55	18.55	13.05	10.05	3.07	0.33
June 30, 2014	222	422	27.63	25.63	16.53	14.53	3.07	1.30
June 30, 2015	228	328	34.01	33.01	20.10	19.10	3.07	2.21
June 30, 2016	235	235	40.71	40.71	23.79	23.79	3.07	3.07
June 30, 2017	243	243	47.75	47.75	27.59	27.59	3.07	3.07
June 30, 2018	186	186	55.13	55.13	32.14	32.14	3.57	3.57
June 30, 2019	192	192	62.89	62.89	36.86	36.86	3.57	3.57

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2010	$101	5.00%	4.01%	4.01%
June 30, 2011	125	10.25	7.98	3.82
June 30, 2012	130	15.76	12.11	3.82
June 30, 2013	135	21.55	16.39	3.82
June 30, 2014	140	27.63	20.84	3.82
June 30, 2015	145	34.01	25.45	3.82
June 30, 2016	151	40.71	30.25	3.82
June 30, 2017	157	47.75	35.22	3.82
June 30, 2018	163	55.13	40.39	3.82
June 30, 2019	169	62.89	45.75	3.82

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2010	$77	5.00%	4.25%	4.25%
June 30, 2011	110	10.25	8.39	3.97
June 30, 2012	114	15.76	12.69	3.97
June 30, 2013	118	21.55	17.17	3.97
June 30, 2014	123	27.63	21.82	3.97
June 30, 2015	128	34.01	26.65	3.97
June 30, 2016	133	40.71	31.68	3.97
June 30, 2017	138	47.75	36.91	3.97
June 30, 2018	144	55.13	42.34	3.97
June 30, 2019	150	62.89	48.00	3.97

APPENDIX B

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation and JPMorgan Trust I and JPMorgan Trust II, each a Delaware statutory trust. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

The Form of Agreement and Plan of Reorganization will be executed separately by the trusts or corporation involved in each Reorganization. Provisions that would apply specifically to each Reorganization, and not to all Reorganizations, will be bracketed separately and will identify the Reorganization to which they pertain.

FORM OF REORGANIZATION AGREEMENT AMONG SERIES OF J.P. MORGAN
FLEMING MUTUAL FUND GROUP, INC., JPMORGAN TRUST I AND JPMORGAN TRUST II

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
JPMORGAN TRUST I
JPMORGAN TRUST II

AGREEMENT AND PLAN OF REORGANIZATION

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization.] THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of ________, 2009, by and between J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation (the “Acquiring Trust”), on behalf of the JPMorgan Mid Cap Value Fund (the “Acquiring Fund”), and JPMorgan Trust II, a Delaware statutory trust (the “Acquired Trust”), on behalf of the JPMorgan Diversified Mid Cap Value Fund (the “Acquired Fund”).

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of ________, 2009, by and between JPMorgan Trust II, a Delaware statutory trust (the “Acquiring Trust”), on behalf of the JPMorgan Diversified Mid Cap Growth Fund, (the “Acquiring Fund”), and JPMorgan Trust I, a Delaware statutory trust (the “Acquired Trust”), on behalf of the JPMorgan Capital Growth Fund (the “Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each Acquired Fund to the respective Acquiring Fund in exchange solely for shares of beneficial interest of such Acquiring Fund (“Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the respective Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Shareholders of each Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganizations”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the [Trustees/Directors] of the Acquiring Trust have determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of such Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund, and that the interests of the existing Shareholders of the Acquiring Funds would not be diluted as a result of these transactions; and

WHEREAS, the Trustees of the Acquired Trust have determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the respective Acquiring Fund is in the best interests of each Acquired Fund and that the interests of the existing Shareholders of the Acquired Funds would not be diluted as a result of these transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATIONS

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the

Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor (a) to deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund of the respective class (the “Merger Shares”) set forth on Schedule A having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to those shares of the Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of such Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The property and assets of the Acquired Trust attributable to each of their respective Acquired Fund, and to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Trust, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by an Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date, as defined below. The Acquiring Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Acquired Trust shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Trust, on behalf of the Acquired Fund, shall (a) distribute to its Shareholders of record as of the Closing Date, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Funds shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities.

2.2 The net asset value per share of the Acquiring Fund’s Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board of [Trustees/Directors] of the Acquiring Trust (the “Board”), as applicable.

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined as set forth in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 26, 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., New York time. The Closing shall be held at the offices of J.P. Morgan Investment Management Inc. or at such other time and/or place as the parties may agree.

3.2 The Acquired Trust shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to JPMCB, as the custodian for the Acquiring Fund (“Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Closing Date.

3.3 The Acquired Trust shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that at the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of either the Acquired or Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Trust in Schedule 4.1 to this Agreement, the Acquired Trust, on behalf of the Acquired Fund and in their individual capacity solely with respect to their trust, represents and warrants as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Acquired Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1.

(b)  The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“ 1933 Act”), is in full force and effect.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)  The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  On the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of the Acquired Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Trust’s knowledge, threatened against the Acquired Trust, with respect to the Acquired Fund, or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Trust on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments for the six months ended December 31, 2008 of the Acquired Fund (true and correct copies of which have been furnished to the Acquiring Trust, on behalf of the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of each such Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since June 30, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), each Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, each Acquired Fund has distributed or, with respect to its taxable year most recently ended and its taxable year ending on the Closing Date, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Trust, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. No Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of the Acquired Fund, and by the approval of the Acquired Fund’s Shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)  The combined proxy statement and prospectus (“Proxy Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund and the Acquired Trust, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Trust in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund and in their individual capacity solely with respect to their [trust/corporation], represents and warrants as follows:

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] (a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization.] (a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a corporation duly organized, existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation (the “Charter”) and Bylaws, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

(b)  The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)  The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or bylaws of the Acquiring Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at June 30, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments for the six months ended December 31, 2008 of the Acquired Fund (true and correct copies of which have been furnished to the Acquiring Trust, on behalf of the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of each such Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h)  Since June 30, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment restrictions. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Trust’s knowledge, as applicable, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j)  For each taxable year of its operation, each Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, each Acquiring Fund has distributed or, with respect to its taxable year most recently ended, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(k)  All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Trust, on behalf of the Acquiring Fund.

(l)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)  The Proxy Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, the Acquiring Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, hereby further covenant as follows:

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Acquired Trust will call a meeting of the Shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganizations (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Trust, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Trust on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at their own election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as the Acquired Trust, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquired Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Trust, on behalf of the Acquiring Fund, by the President or Vice President and the Treasurer or Assistant Treasurer of the Acquiring Trust, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Trust shall reasonably request.

6.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of the Acquiring Trust, to the performance by the Acquired Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Trust, on behalf of the Acquired Fund. The Acquired Trust shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as the Acquiring Trust, on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund, a certificate executed in the name of the Acquired Trust, on behalf of the Acquired Fund, by the President or Vice President and the Treasurer or Assistant Treasurer of the Acquired Trust, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Trust, on behalf of the Acquiring Fund, shall reasonably request.

7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganizations after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of the Charter and by-laws of the Acquired Trust, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Acquiring Trust’s or to the Acquired Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust and the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 With respect to the Reorganization, the parties shall have received an opinion of Ropes & Gray LLP (or other suitable counsel) dated the Closing Date, substantially to the effect that for federal income tax purposes: (i) the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (iv) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund; (v) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) of Acquiring Fund Shares by the Acquired Fund to the shareholders of the Acquired Fund in liquidation; (vi) under Section 354 of the Code, the shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares; (vii) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate tax basis of their respective shares in the Acquired Fund exchanged therefor; (viii) under Section 1223(1) of the Code, the holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided that on the date of the exchange it held such Acquired Fund Shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder. Ropes & Gray LLP (or other suitable counsel) will express no view with respect to the effect of the transaction on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Ropes & Gray LLP’s (or other suitable counsel’s) opinion. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the conditions set forth in this paragraph 8.5.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization.] 8.6 The Acquiring Trust and Acquired Trust shall have received the opinion of Ropes & Gray LLP (or other suitable counsel) dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund, and their authorized officers, (a) The Acquiring Trust is duly organized and validly existing under the laws of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquiring Trust; the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by and on behalf of the Acquiring Fund of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (b) the Acquired Trust is a duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquired Trust; the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by and on behalf of the Acquired Fund of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (c) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Proxy Statement comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (d) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or bylaws of the Acquiring Trust or Acquired Trust or result in a violation of the terms and provision of the agreements to which the Acquiring Trust and the Acquired Trust or the Acquiring Fund or the Acquired Fund is a party or by which neither the Acquiring Trust, the Acquired Trust, the Acquiring Fund nor the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware or Maryland state court or governmental body is required for the consummation by the Acquiring Trust, the Acquired Trust, the Acquiring Fund and the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (f) to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Trust and Acquired Trust or the Acquiring Fund or Acquired Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, neither the Acquiring Trust and Acquired Trust nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no legal or governmental proceeding relating to the Acquiring Trust, Acquired Trust, the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (g) the Acquiring Trust and the Acquired Trust are registered with the Commission as an investment company under the 1940 Act; and (h) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] 8.6 The Acquiring Trust and Acquired Trust shall have received the opinion of Ropes & Gray LLP (or other suitable counsel) dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund, and their authorized officers, (a) The Acquiring Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquiring Trust; the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by and on behalf of the Acquiring Fund of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (b) the Acquired Trust is a duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquired Trust; the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by and on behalf of the Acquired Fund of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (c) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Proxy Statement comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (d) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or bylaws of the Acquiring Trust or Acquired Trust or result in a violation of the terms and provision of the agreements to which the Acquiring Trust and the Acquired Trust or the Acquiring Fund or the Acquired Fund is a party or by which neither the Acquiring Trust, the Acquired Trust, the Acquiring Fund nor the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware state court or governmental body is required for the consummation by the Acquiring Trust, the Acquired Trust, the Acquiring Fund and the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (f) to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Trust and Acquired Trust or the Acquiring Fund or Acquired Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, neither the Acquiring Trust and Acquired Trust nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no legal or governmental proceeding relating to the Acquiring Trust, Acquired Trust, the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (g) the Acquiring Trust and the Acquired Trust are registered with the Commission as an investment company under the 1940 Act; and (h) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7 The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.0	INDEMNIFICATION

9.1 The Acquiring Fund, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the

Acquired Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.0	BROKERAGE FEES AND BROKERAGE EXPENSES

10.1 The Acquiring Trust and the Acquired Trust represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc., as applicable, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. will waive their fees and/or reimburse each Fund in an amount sufficient to offset the costs incurred by the Fund relating to its Reorganization. The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a Shareholders’ meeting pursuant to paragraph 5.2. The costs of the Reorganizations will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Trust and the Acquired Trust agree that no party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the Acquired Fund by resolution of either Board of the Acquiring Fund or the Acquired Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Trust and the Acquired Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquiring Trust and the Acquired Trust, at 245 Park Avenue, New York, NY 10167, in each case to the attention of the Trust’s secretary and with a copy to Ropes & Gray LLP, One Metro Center, 700 12th Street, NW, Suite 900, Washington, DC 20005, attn: Alan G. Priest, (or other suitable counsel).

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization] 15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization] 15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law, and, further, the Acquiring Fund will issue stop transfer instructions to its transfer agent with respect to the Acquiring Fund Shares. The Acquired Fund shall provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

[JPMorgan Trust I, on behalf of its series on Schedule A]	[JPMorgan Trust II, on behalf of its series on Schedule A]
By:	By:
Name:	Name:
Title:	Title:
[J.P. Morgan Fleming Mutual Fund Group, Inc., on behalf of its series on Schedule A]
By:
Name:
Title:
With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:
[J.P. Morgan Investment Management Inc.]	[JPMorgan Investment Advisors Inc.]
By:	By:
Name:	Name:
Title:	Title:

JPMorgan Distribution Services Inc.	JPMorgan Funds Management Inc.
By:	By:
Name:	Name:
Title:	Title:

Schedule A

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund
Reorganization.]

Acquired Fund		Acquiring Fund
JPMorgan Diversified Mid Cap Value Fund		JPMorgan Mid Cap Value Fund
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Select Class	→	Select Class
Ultra	→	Institutional Class

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund
Reorganization.]

Acquired Fund		Acquiring Fund
JPMorgan Capital Growth Fund		JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund if the Reorganization is approved)
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Select Class	→	Select Class
Class R2	→	Class R2

APPENDIX C
HOW TO DO BUSINESS WITH THE ACQUIRING FUNDS

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C Shares

Class A, Class B and Class C Shares may be purchased by the general public.

Select Class Shares

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares. See “How do I open an account?” Select Class Shares may also be purchased:

•	Through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund;

•	Directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates.

Institutional Class Shares

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares. See “How do I open an account?” Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

Class R2 Shares

Class R2 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund.

Class R2 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. New York time will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (“ACH”) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. New York time. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Acquiring Funds’ Statement of Additional Information for a further description of these arrangements. Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity.

Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any. Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses. NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. New York time. On occasion, the NYSE will close before 4:00 p.m. New York time. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares

Class A, Class B and Class C Shares for all Funds are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class among Class A, Class B, and Class C Shares.

Select Class Shares

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases. Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Institutional Class Shares

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Class R2 Shares

Class R2 Shares are not subject to an investment minimum since they are available only through retirement plans.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For Ultra shares, minimums are waived for 401(k) and other retirement plans administered by the Retirement Services affiliate of JPMorgan Chase Bank, N.A. For further information on investment minimum waivers, call 1-800-480-4111.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or redemption fee. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares. Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non- U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
(EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
(EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. New York time on the settlement date. You will be responsible for any expenses and losses to the Funds. If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
(EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
(EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

RULE 12b-1 FEES (CLASS R2 SHARES)

The Funds with Class R2 Shares have adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

Class R2 Shares pay an annual Rule 12b-1 fee of 0.50% of the average daily net assets of each Fund attributable to Class R2 Shares.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For information regarding 12b-1 Fees for Class A, Class B and Class C Shares, please see the “Rule 12b-1 Fees” subsection under “ADDITIONAL INFORMATION REGARDING CLASS A, CLASS B and CLASS C SHARES” below.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA, or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares

Class C Shares of the JPMorgan Short Duration Bond Fund and JPMorgan Short Term Municipal Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Fund.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

Select Class Shares

Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

Institutional Class Shares

Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

Class R2 Shares

Class R2 Shares may not be exchanged for other JPMorgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice. You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. New York time (or before the NYSE closes, if the NYSE closes before 4:00 p.m. New York time).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchange.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. New York time (or before the NYSE closes, if the NYSE closes before 4:00 p.m. New York time) will be effective at that day’s price. Your Financial Intermediary may have an earlier cutoff time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information. We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a preexisting bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or Financial Intermediary receives your redemption request before 4:00 p.m. New York time (or before the NYSE closes if the NYSE closes before 4:00 p.m. New York time), you will receive the NAV per share calculated after your redemption order is received in good order, minus any applicable CDSC and/or redemption fee.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application. Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request. Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or a redemption fee.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

ADDITIONAL INFORMATION REGARDING CLASS A, CLASS B AND CLASS C SHARES

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

You will not pay a sales charge at the time of purchase. However, the Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

A CDSC will apply on shares of the Funds sold within six years. CDSC periods are measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares of the Funds automatically convert to Class A Shares after eight years. Conversion periods are measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate. Individual purchases of $100,000 or more will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B Shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B shares is suitable for you. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing your Class A Sales Charges.”

Class C Shares

You will not pay a sales charge at the time of purchase. A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

If you buy Class A Shares of the JPMorgan Diversified Mid Cap Growth Fund or the JPMorgan Mid Cap Value Fund the table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

Total Sales Charge For Funds1

Amount of Purchases	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charges for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent: In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A, Class B and Class C Shares of JPMorgan Funds. You may then combine purchases of Class A, Class B and Class C Shares of one or more JPMorgan Funds you make over the next 13 months and pay the same sales charge on Class A Shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date the Letter of Intent is received by the Fund or your Financial Intermediary are considered only in determining your current sales charge breakpoint which will be reduced by the Letter of Intent, but will not be counted toward the Letter of Intent sales charge reduction. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statements of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a financial intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code.)

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion. Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares of the Funds within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0-1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMorgan Trust II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005 and for Class C Shares, the CDSC is based on the original cost of the shares.

For Class B Shares and Class C Shares of the JPMorgan Trust II Funds, the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account. You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases of $100,000 or more. You should not utilize a systematic investment plan for purchases of $100,000 or more of Class B Shares. We will not debit your bank account if the Fund has determined that your purchase of Class B Shares when aggregated with the value of Class B Shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Can I redeem on a systematic basis?

1.	Yes

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information.

New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

APPENDIX D
COMPARISON OF INVESTMENT OBJECTIVES, MAIN INVESTMENT STRATEGIES AND INVESTMENT RESTRICTIONS, AND INFORMATION REGARDING FUND MANAGERS AND ACQUIRING FUNDS’ INVESTMENT PROCESSES

I.	Comparison of Investment Objectives, Main Investment Strategies and Fund Managers

JPMorgan Capital Growth Fund and JPMorgan Diversified Mid Cap Growth Fund

Investment Objectives

The JPMorgan Capital Growth Fund seeks capital growth over the long term, whereas the JPMorgan Diversified Mid Cap Growth Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

Investment Strategies

Both the JPMorgan Capital Growth Fund and the JPMorgan Diversified Mid Cap Growth Fund invest primarily in common stocks of mid cap companies which the Funds’ advisers believe are capable of achieving sustained growth.

Under normal circumstances, at least 80% of each Fund’s Assets will be invested in equity securities of mid cap companies, and for the JPMorgan Diversified Mid Cap Growth Fund, those equity securities may include common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which each Fund can invest. Each Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. In addition, each Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, each Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

Both Funds may engage in securities lending.

The Funds’ Boards of Trustees may change any of these investment policies without shareholder approval. For the JPMorgan Diversified Mid Cap Growth Fund, this does not currently include its investment objective, but it will if the Fund’s shareholders approve replacing the current fundamental investment objective with a new non-fundamental one.

Both Funds are diversified as defined in the Investment Company Act of 1940, as amended.

Fund Managers

The Funds have the same portfolio management team. The team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM and a CFA charterholder, and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

Investment Process of the JPMorgan Diversified Mid Cap Growth Fund

In managing the JPMorgan Diversified Mid Cap Growth Fund, the adviser, JPMIA, employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

1	The Board of Trustees of JPMorgan Diversified Mid Cap Growth Fund has recommended that the current shareholders of JPMorgan Diversified Mid Cap Growth Fund approve a change in its investment objective such that it would be non-fundamental and identical to that of the JPMorgan Capital Growth Fund: capital growth over the long term. Existing shareholders of JPMorgan Diversified Mid Cap Growth Fund will vote whether to adopt this change at the shareholder meeting on June 15, 2009.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the JPMorgan Diversified Mid Cap Growth Fund buys and sells securities will vary from year to year, depending on market conditions.

JPMorgan Diversified Mid Cap Value Fund and JPMorgan Mid Cap Value Fund

Investment Objectives

The JPMorgan Diversified Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. Similarly, the JPMorgan Mid Cap Value Fund seeks growth from capital appreciation.

Investment Strategies

Under normal circumstances, each Fund will invest at least 80% of their Assets in equity securities of mid cap companies. The JPMorgan Diversified Mid Cap Value Fund, however, explicitly includes common stock and debt securities and preferred stocks, both of which are convertible into common stocks, in this strategy. Both Funds define “assets” as net assets, plus the amount of borrowings for investment purposes. The JPMorgan Diversified Mid Cap Value Fund defines mid cap companies as companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index at the time of purchase. The JPMorgan Mid Cap Value Fund defines mid cap companies as companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

Both Funds’ investments are primarily in common stocks and real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which each Fund can invest. Each Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. Each Fund may also use derivatives to hedge various investments, for risk management and to increase the Funds’ income or gain.

In addition, for cash management or temporary defensive purposes, both Funds may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high quality money market instruments or repurchase agreements.

Both Funds may engage in securities lending.

Both Funds’ Board of Trustees/Directors may change any of these investment policies (except its investment objective) without shareholder approval.

Both Funds are diversified as defined in the Investment Company Act of 1940, as amended.

Fund Managers

The Funds have the same portfolio management team. The team is led by Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

Investment Process of the JPMorgan Mid Cap Value Fund

In managing the JPMorgan Mid Cap Value Fund, the adviser, JPMIM, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the JPMorgan Mid Cap Value Fund buys and sells securities will vary from year to year, depending on market conditions.

II.	Comparison of Fundamental and Non-Fundamental Investment Restrictions

In addition to the investment objectives and strategies described above, each Fund has adopted certain fundamental and non-fundamental investment restrictions. The paragraphs below summarize these fundamental and non-fundamental restrictions across the Funds.

Fundamental Investment Restrictions: All Funds

A.	Diversification

The JPMorgan Capital Growth Fund may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Neither The JPMorgan Diversified Mid Cap Value Fund or the JPMorgan Diversified Mid Cap Growth Fund (the “Trust II Funds”) may purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The JPMorgan Mid Cap Value Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.

B.	Industry Concentration

The JPMorgan Capital Growth Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund’s permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction.

No Trust II Fund may purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) this limitation does not apply to Municipal Securities or governmental guarantees of Municipal Securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. Additional restrictions on certain Trust II Funds with respect to purchasing securities are noted below under “Fundamental Investment Restrictions: Certain Trust II Funds.”

The JPMorgan Mid Cap Value Fund may not purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

C.	Issuing Senior Securities

The JPMorgan Capital Growth Fund may not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

No Trust II Fund may issue senior securities except with respect to any permissible borrowings.

The JPMorgan Mid Cap Value Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

D.	Borrowing Money

The JPMorgan Capital Growth Fund may not borrow money, except to the extent permitted by applicable law.

No Trust II Fund may borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The JPMorgan Mid Cap Value Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

E.	Underwriting Securities

The JPMorgan Capital Growth Fund may not underwrite securities issued by other persons, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

No Trust II Fund may underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

The JPMorgan Mid Cap Value Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

F.	Purchasing or Selling Real Estate

The JPMorgan Capital Growth Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

No Trust II Fund may purchase or sell real estate (however, a Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

The JPMorgan Mid Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

G.	Purchasing or Selling Physical Commodities

The JPMorgan Capital Growth Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

No Trust II Fund may purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The JPMorgan Mid Cap Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

H. Making Loans

The JPMorgan Capital Growth Fund may not make loans to other persons, in accordance with the Fund’s investment objectives and policies and to the extent permitted by applicable law.

No Trust II Fund may make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectuses and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

The JPMorgan Mid Cap Value Fund may not make loans if, as a result, more than 33-1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

Fundamental Investment Restrictions: Trust II Funds

In addition, the following individual Funds have additional fundamental investment restrictions:

No Trust II Fund may purchase securities on margin or sell securities short. Except, with respect to the Diversified Mid Cap Value Fund, for use of short-term credit necessary for clearance of purchases of portfolio securities.

No Trust II Fund may purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

No Trust II Fund may purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

Non-Fundamental Investment Restrictions: All Funds

A.	Illiquid Securities

The JPMorgan Capital Growth Fund may not invest more than 15% of its net assets in illiquid securities.

No Trust II Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The JPMorgan Mid Cap Value Fund may not purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

B.	Securities of Open-End Investment Companies or Registered Unit Investment Trusts

The JPMorgan Capital Growth Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Additionally, the JPMorgan Capital Growth Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto. However, the JPMorgan Capital Growth Fund may invest in securities of other investment companies to the extent permitted by applicable federal securities law.

No Trust II Fund may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The JPMorgan Mid Cap Value Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional Non-Fundamental Investment Restrictions:
JPMorgan Capital Growth Fund

The JPMorgan Capital Growth Fund may not make short sales of securities other than short sales “against the box”, maintain a short position, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund. The Fund does not have the current intention of making short sales against the box.

The JPMorgan Capital Growth Fund may not purchase or sell interests in oil, gas or mineral leases.

The JPMorgan Capital Growth Fund may not with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

The JPMorgan Capital Growth Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

Additional Non-Fundamental Investment Restrictions:
JPMorgan Mid Cap Value Fund

The JPMorgan Mid Cap Value Fund has the following non-fundamental investment restrictions:

The JPMorgan Mid Cap Value Fund may not pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, provided, the Fund may segregate assets without limit in order to comply with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

The JPMorgan Mid Cap Value Fund may not invest in companies for the purpose of exercising control.

The JPMorgan Mid Cap Value Fund may not purchase securities on margin or effect short sales, except that the Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

The JPMorgan Mid Cap Value Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

The JPMorgan Mid Cap Value Fund may not enter into a futures contract or options transaction if the Fund’s total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund’s total assets, and the Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund’s custodian or will otherwise comply with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

APPENDIX E

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUNDS

JPMORGAN DIVERSIFIED MID CAP GROWTH FUND

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gains
Class A
Six Months Ended December 31, 2008 (Unaudited)	$20.46	$(0.04	)(e)	$(8.02	)(g)	$(8.06)	$(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35		2.15	—
Year Ended June 30, 2004	18.15	(0.14)		3.83		3.69	—

Class B
Six Months Ended December 31, 2008 (Unaudited)	16.45	(0.08	)(e)	(6.43	)(g)	(6.51)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44		1.77	—
Year Ended June 30, 2004	16.29	(0.28)		3.43		3.15	—

Class C
Six Months Ended December 31, 2008 (Unaudited)	18.70	(0.09	)(e)	(7.31	)(g)	(7.40)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68		1.91	—
Year Ended June 30, 2004	17.65	(0.31)		3.73		3.42	—

Select Class
Six Months Ended December 31, 2008 (Unaudited)	21.68	(0.02	)(e)	(8.49	)(g)	(8.51)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29		2.28	—
Year Ended June 30, 2004	18.66	(0.10)		3.94		3.84	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(g)	Affiliates of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share.

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 12.02	(39.34	)%(g)	$223,543	1.24%	(0.51)%	1.45%	55%
20.46	(3.22	)(f)	384,225	1.24	(0.75)	1.39	95
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119
21.84	20.33		544,217	1.24	(0.69)	1.33	48

9.56	(39.51	)(g)	27,927	1.89	(1.19)	1.95	55
16.45	(3.90	)(f)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119
19.44	19.34		238,738	1.97	(1.44)	1.98	48

10.92	(39.52	)(g)	12,794	1.89	(1.18)	1.95	55
18.70	(3.85	)(f)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119
21.07	19.38		67,274	1.97	(1.44)	1.98	48

12.79	(39.20	)(g)	247,132	0.99	(0.28)	1.20	55
21.68	(3.02	)(f)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119
22.50	20.58		1,764,404	0.97	(0.44)	0.98	48

JPMORGAN MID CAP VALUE FUND

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class A
Six Months Ended December 31, 2008 (Unaudited)	$21.91	$0.13	(g)	$(5.95)	$(5.82)	$(0.06)	$(0.69)	$(0.75)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (e)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(f)	4.25	4.34	(0.05)	(0.11)	(0.16)

Class B
Six Months Ended December 31, 2008 (Unaudited)	21.39	0.08	(g)	(5.79)	(5.71)	—	(0.69)	(0.69)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(f)(g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03)		4.19	4.16	—	(0.11)	(0.11)

Class C
Six Months Ended December 31, 2008 (Unaudited)	21.45	0.08	(g)	(5.82)	(5.74)	—	(0.69)	(0.69)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(f)(g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03)		4.20	4.17	— (g)	(0.11)	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 15.34	(26.38)%	$1,689,117	1.25%	1.42%	1.41%	24%
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41
18.62	30.07	275,000	1.25	0.51	1.65	32

14.99	(26.54)	103,606	1.75	0.91	1.91	24
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41
18.37	29.06	68,000	1.95	(0.21)	2.19	32

15.02	(26.60)	322,124	1.75	0.91	1.91	24
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41
18.41	29.09	103,000	1.95	(0.19)	2.19	32

JPMORGAN MID CAP VALUE FUND (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Select Class
Six Months Ended December 31, 2008 (Unaudited)	$22.14	$0.16	(g)	$(6.02)	$(5.86)	$(0.13)	$(0.69)	$(0.82)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (e)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	3.86	(0.07)	(0.31)	(0.38)
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	4.39	(0.06)	(0.11)	(0.17)

Institutional Class
Six Months Ended December 31, 2008 (Unaudited)	22.31	0.18	(f)	(6.06)	(5.88)	(0.18)	(0.69)	(0.87)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (e)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.46	(26.29)%	$583,247	1.00%	1.77%	1.16%	24%
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41
18.70	30.34	76,000	1.00	0.74	1.24	32

15.56	(26.17)	1,161,529	0.75	1.93	1.01	24
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32

APPENDIX F

SIMILARITIES AND DIFFERENCES IN THE FORMS OF ORGANIZATION OF JPMORGAN TRUST I,
JPMORGAN TRUST II AND J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

	JPMorgan Trust I JPMorgan Trust II	J.P. Morgan Fleming Mutual Fund Group, Inc.
Quorum of shareholders
Except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, a majority of the Outstanding Shares entitled to vote shall constitute a quorum at a Shareholders’ meeting.
Holders of one-third of the Shares of stock of the Corporation entitled to vote at the meeting, except as otherwise provided by law or by the Charter or the By-Laws of the Corporation
Can the Fund issue an unlimited number of shares?	Yes	No1
Do the Trustees/Directors have the power to materially amend the governing instrument without shareholder approval?	Yes[2]	No3
Can the Trustees/Directors amend the by-laws without shareholder approval?	Yes	Yes
Is termination of the trust (as opposed to a series thereof) possible without shareholder approval?	Yes	Yes[4]
Can the Trustees/Directors act without a meeting?	Yes[5]	Yes[6]
Trustee/Director liability other than what the federal securities laws already prescribe?	No	No
Shareholder liability?	No7	No8

(1)	The total number of Shares of capital stock which the Corporation shall have the authority to issue is 812,500,000 shares with par value of 1 mil ($.001) per share and of the aggregate par value of $812,500, all of which shares are designated Common Stock. Unless otherwise prohibited by law, so long as the Corporation is registered as an open-end investment company under the 1940 Act, the Board of Directors of the Corporation shall have the power and authority, without the approval of the holders of any outstanding Shares, to increase or decrease the number of Shares of capital stock, or the number of Shares of capital stock of any class or series, that the Corporation has authority to issue.

(2)	Except as provided in the Declaration of Trust, the Trustees may, without shareholder vote, restate, amend or otherwise supplement the Declaration of Trust. Shareholders have the right to vote on (i) any amendment that would affect their right to vote granted in Article V, Section 1 (right to vote for the Trustees), (ii) any amendment to Section 5 of Article VIII (Declaration of Trust’s amendment provision), (iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Securities and Exchange Commission and (iv) any amendment submitted to them for their vote by the Trustees.

(3)	The Directors may amend the Charter of Incorporation (the “Charter”) without shareholder approval to change the name of the Corporation or of a class or series of stock, to supply any omission, cure any ambiguity or to cure, correct or supplement any defective or inconsistent provision contained in the Charter or restatements of the Charter or to change the designation of any class or series.

(4)	The Corporation may redeem all outstanding shares without the vote or consent of shareholders. Once redeemed, with no shares outstanding or subscribed for, the Board of Directors may dissolve the Corporation on its own under the Corporations and Associations Law of the State of Maryland.

(5)	Unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person, any action to be taken by the Trustees at a meeting may be taken without such meeting by the written consent of the Trustees then in office. Such written consents shall be filed with the minutes of the proceedings of the Trustees. If any action is so taken by the Trustees by the written consent of less than all of the Trustees, prompt notice of the taking of such action shall be furnished to each Trustee who did not execute such written consent, provided that the effectiveness of such action shall not be impaired by any delay or failure to furnish such notice.

(6)	Unless otherwise required by law, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

F-1

(7)	Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

(8)	The Corporations and Associations Law of the State of Maryland, Section 2-215, stipulates that a stockholder or subscriber for stock of a corporation is not obligated to the corporation or its creditors with respect to the stock.

F-2

APPENDIX G
RECORD DATE, OUTSTANDING SHARES
AND INTERESTS OF CERTAIN PERSONS

The chart below lists the number of shares of each Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Shares Outstanding on Record Date
JPMorgan Capital Growth Fund	23,993,883.867
JPMorgan Diversified Mid Cap Value Fund	30,117,020.038

As of March 23, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of any of the Acquired Funds or Acquiring Funds. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMorgan Capital Growth Fund
Class A Shares	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.22%	3.20%	1.72%
Class B Shares	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	15.77%	0.18%	0.10%
Class C Shares	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	15.35%	0.29%	0.16%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	17.47%	0.33%	0.18%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	34.64%	0.66%	0.36%
Select Class Shares	JPMORGAN CHASE 401(K) SAVINGS PLAN ATTN STEPHEN RYAN 3 CHASE METROTECH CTR FL 5 BROOKLYN NY 11245-0001	62.25%	32.77%	17.66%
	WELLSFARGO BANK NA FBO RETIREMENT PLAN SVCS PO BOX 1533 733 MARQUETTE AVE FL 5 MINNEAPOLIS MN 55480-1533	5.07%	2.67%	1.44%
Class R2 Shares	JP MORGAN INVESTMENT MGMT ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100.00%	0.01%	0.00%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMorgan Diversified Mid Cap Growth Fund
Class A Shares	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.45%	2.68%	1.23%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.62%	2.34%	1.08%
Class C Shares	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7TH FL 811 MAIN ST KANSAS CITY MO 64105-2005	7.65%	0.18%	0.08%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FBO 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	16.62%	0.39%	0.18%
Select Class Shares	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	63.15%	32.22%	14.86%
Ultra Shares	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	100.00%	0.48%	0.22%
JPMorgan Diversified Mid Cap Value Fund
Class C Shares	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	13.06%	0.58%	0.03%
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	17.74%	0.79%	0.03%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.76%	0.26%	0.01%
Select Class Shares	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	74.68%	28.44%	1.23%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
Ultra Shares	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PKWY PO BOX 710027 COLUMBUS OH 43271-0001	100.00%	1.56%	0.07%
JPMorgan Mid Cap Value Fund
Class A Shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.29%	2.56%	2.44%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.68%	7.19%	6.88%
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.36%	2.58%	2.47%
Class B Shares	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	12.24%	0.32%	0.30%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE FL 32246-6484	10.54%	0.27%	0.26%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.28%	0.45%	0.43%
Class C Shares	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK NY 10001-2402	18.64%	1.48%	1.41%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	23.04%	1.82%	1.75%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.32%	1.13%	1.09%
	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	5.79%	0.46%	0.44%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
Institutional Class Shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	16.91%	5.50%	5.26%
	JPMORGAN CHASE BANK N.A. FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	11.13%	3.62%	3.46%
	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY COVINGTON KY 41015-1987	16.00%	5.20%	4.98%
Class R2 Shares	JP MORGAN INVESTMENT MGMT ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	21.16%	0.00%	0.00%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	78.84%	0.00%	0.00%
Select Class Shares	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.93%	1.78%	1.70%
	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	10.98%	1.79%	1.71%
	JPMORGAN CHASE BANK N.A. FBO CLIENTS PO BOX 160 WESTERVILLE OH 43086-0160	36.11%	5.89%	5.63%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.84%	1.28%	1.22%

*	On a pro forma basis assuming the value of the shareholder’s interest in the Fund on the date of consummation is the same as on March 23, 2009.

As of December 31, 2008, the officers and Trustees of JPMorgan Trust I beneficially owned as a group less than 1% of the outstanding securities of the JPMorgan Capital Growth Fund.

As of December 31, 2008, the officers and Trustees of JPMorgan Trust II beneficially owned as a group less than 1% of the outstanding securities of each of the Trust II Acquired Fund and the Trust II Acquiring Fund.

As of December 31, 2008, the officers and Trustees of J.P. Morgan Fleming Mutual Fund Group, Inc. beneficially owned as a group less than 1% of the outstanding securities of the JPMorgan Mid Cap Value Fund.

The votes of the shareholders of the Acquiring Funds are not being solicited since their approval or consent is not necessary for the Reorganizations to take place.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

PROXY-EQ-N14

PART B

JPMORGAN TRUST I

JPMORGAN TRUST II

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

Statement of Additional Information

April 24, 2009

Acquired Funds	Acquiring Funds

Acquisition of the Assets and Liabilities of	By and in Exchange for Shares of
JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund
(a series of JPMorgan Trust I)	(a series of JPMorgan Trust II)
245 Park Avenue	245 Park Avenue
New York, New York 10167	New York, New York 10167

Acquisition of the Assets and Liabilities of	By and in Exchange for Shares of
JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
(a series of JPMorgan Trust II) 245 Park Avenue	(a series of J.P. Morgan Fleming Mutual Fund Group, Inc.)
New York, New York 10167	245 Park Avenue
New York, New York 10167

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated April 24, 2009, relating specifically to the proposed transfer of:

a.                                        all the assets of JPMorgan Capital Growth Fund to JPMorgan Diversified Mid Cap Growth Fund and the assumption of all the liabilities of JPMorgan Capital Growth Fund in exchange for shares of JPMorgan Diversified Mid Cap Growth Fund having an aggregate net asset value equal to those of JPMorgan Capital Growth Fund; and

b.                                       all the assets of JPMorgan Diversified Mid Cap Value Fund to JPMorgan Mid Cap Value Fund and the assumption of all the liabilities of JPMorgan Diversified Mid Cap Value Fund in exchange for shares of JPMorgan Mid Cap Value Fund having an aggregate net asset value equal to those of JPMorgan Diversified Mid Cap Value Fund.

To obtain a copy of the Proxy Statement/Prospectus, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528 or call 866-963-6135.  The transfers are to occur pursuant to certain Agreements and Plans of Reorganization.  Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1.	General Information

2.	Documents Incorporated by Reference, including Financial Statements

3.	Pro Forma Financial Statements and Notes for JPMorgan Capital Growth Fund and JPMorgan Diversified Mid Cap Growth Fund

GENERAL INFORMATION

A Combined Special Meeting of Shareholders of the Acquired Funds of JPMorgan Trust I and JPMorgan Trust II will be held to consider the proposed Reorganizations at the offices of J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, New York 10167, on Monday, June 15, 2009 at 10:00 a.m., New York time.  For further information about the Reorganizations, see the Proxy Statement/Prospectus.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Mid Cap Value Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.

The information concerning the JPMorgan Capital Growth Fund, JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund and JPMorgan Mid Cap Value Fund in the Statement of Additional Information for the JPMorgan U.S. Equity Funds dated November 1, 2008, as supplemented;

2.

The Financial Statements of the JPMorgan Capital Growth Fund, JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund and JPMorgan Mid Cap Value Fund as included in the JPMorgan Mid Cap/Multi-Cap Funds’ Annual Report filed for the year ended  June 30, 2008; and

3.

The Financial Statements of JPMorgan Capital Growth Fund, JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund and JPMorgan Mid Cap Value Fund as included in the JPMorgan Mid Cap/Multi-Cap Funds’ Semi-Annual Report filed for the period ended December 31, 2008.

Shown below are the financial statements for the JPMorgan Capital Growth Fund and JPMorgan Diversified Mid Cap Growth Fund Reorganization as of the dates indicated and pro forma financial statements for the combined Funds (each, a “Combined Fund”), assuming the reorganization of the JPMorgan Capital Growth Fund and JPMorgan Diversified Mid Cap Growth Fund has been consummated on January 1, 2008.  The first table presents Portfolio of Investments for each Fund and pro forma figures for the Combined Fund.  The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the Combined Fund.  The third table presents Statements of Operations for each Fund and estimated pro forma figures for the Combined Fund.  These tables are followed by the Notes to the Pro Forma Financial Statements. Pro forma financial statements are not required to be shown for the JPMorgan Diversified Mid Cap Value Fund and the JPMorgan Mid Cap Value Fund Reorganization.

JPMorgan Capital Growth Fund/JPMorgan Diversified Mid Cap Growth Fund

Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited)
(Amounts in U.S. Dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

JPMorgan Capital Growth Fund		JPMorgan Diversified Mid Cap Growth Fund			Combined Pro Forma

Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value($)

				Long-Term Investments — 99.6%
				Common Stocks — 99.6%
				Aerospace & Defense — 1.3%
122	7,273	112	6,690	Precision Castparts Corp.	234	13,963

				Auto Components — 0.6%
378	3,335	347	3,066	Gentex Corp. (c)	725	6,401

				Biotechnology — 2.4%
193	10,676	178	9,815	Celgene Corp. (a)	371	20,491
45	2,969	41	2,730	Myriad Genetics, Inc. (a)	86	5,699

	13,645		12,545			26,190

				Capital Markets — 7.1%
62	2,619	57	2,405	Affiliated Managers Group, Inc. (a)	119	5,024
299	6,803	275	6,256	Investment Technology Group, Inc. (a) (c)	574	13,059
183	5,454	169	5,014	Lazard Ltd., (Bermuda), Class A	352	10,468
156	8,108	143	7,456	Northern Trust Corp.	299	15,564
486	2,500	446	2,298	Och-Ziff Capital Management Group LLC, Class A	932	4,798
222	7,876	204	7,241	T. Rowe Price Group, Inc.	426	15,117
465	6,623	427	6,090	TD AMERITRADE Holding Corp. (a)	892	12,713

	39,983		36,760			76,743

				Chemicals — 4.1%
337	11,861	310	10,905	Ecolab, Inc.	647	22,766
134	7,954	123	7,313	Praxair, Inc.	257	15,267
324	3,496	298	3,214	Rockwood Holdings, Inc. (a)	622	6,710

	23,311		21,432			44,743

				Commercial Services & Supplies — 6.9%
776	12,694	713	11,671	Corrections Corp. of America (a)	1,489	24,365
212	11,024	195	10,135	Stericycle, Inc. (a)	407	21,159
483	15,245	444	14,019	Waste Connections, Inc. (a)	927	29,264

	38,963		35,825			74,788

				Communications Equipment — 4.6%
339	5,263	311	4,839	CommScope, Inc. (a)	650	10,102
241	5,518	222	5,075	F5 Networks, Inc. (a) (c)	463	10,593
290	11,044	267	10,154	Harris Corp.	557	21,198
250	4,385	230	4,031	Juniper Networks, Inc. (a)	480	8,416

	26,210		24,099			50,309

				Computers & Peripherals — 0.9%
370	5,167	340	4,751	NetApp, Inc. (a)	710	9,918

				Construction & Engineering — 0.9%
261	5,348	240	4,918	Shaw Group, Inc. (The) (a)	501	10,266

				Containers & Packaging — 0.7%
111	3,707	102	3,410	Greif, Inc., Class A	213	7,117

				Diversified Consumer Services — 3.2%
158	15,007	145	13,801	ITT Educational Services, Inc. (a) (c)	303	28,808
15	3,195	14	2,937	Strayer Education, Inc.	29	6,132

	18,202		16,738			34,940

				Diversified Financial Services — 2.7%
403	7,214	371	6,634	Interactive Brokers Group, Inc., Class A (a)	774	13,848
97	7,972	89	7,329	IntercontinentalExchange, Inc. (a)	186	15,301

	15,186		13,963			29,149

				Diversified Telecommunication Services — 1.4%
932	7,891	857	7,256	tw telecom, inc. (a) (c)	1,789	15,147

				Electrical Equipment — 1.8%
29	3,988	27	3,660	First Solar, Inc. (a)	56	7,648
317	916	291	841	GT Solar International, Inc. (a)	608	1,757
124	5,395	114	4,961	Roper Industries, Inc.	238	10,356

	10,299		9,462			19,761

				Electronic Equipment, Instruments & Components — 3.4%
402	9,630	369	8,855	Amphenol Corp., Class A	771	18,485
150	4,911	138	4,514	Dolby Laboratories, Inc., Class A (a) (c)	288	9,425
151	4,638	139	4,263	Flir Systems, Inc. (a) (c)	290	8,901

	19,179		17,632			36,811

				Energy Equipment & Services — 2.2%
234	4,807	216	4,419	Cameron International Corp. (a)	450	9,226
107	2,435	98	2,239	Helmerich & Payne, Inc.	205	4,674

See notes to pro forma financial statements

JPMorgan Capital Growth Fund/JPMorgan Diversified Mid Cap Growth Fund

Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited) (continued)
(Amounts in U.S. Dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

JPMorgan Capital Growth Fund		JPMorgan Diversified Mid Cap Growth Fund			Combined Pro Forma

Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value($)

174	5,063	160	4,655	Oceaneering International, Inc. (a)	334	9,718

	12,305		11,313			23,618

				Health Care Equipment & Supplies — 2.9%
239	6,750	220	6,205	Dentsply International, Inc. (c)	459	12,955
447	5,848	411	5,377	Hologic, Inc. (a)	858	11,225
100	4,030	92	3,707	Zimmer Holdings, Inc. (a)	192	7,737

	16,628		15,289			31,917

				Health Care Providers & Services — 7.2%
273	13,529	251	12,440	DaVita, Inc. (a)	524	25,969
84	4,624	77	4,250	Express Scripts, Inc. (a)	161	8,874
370	13,795	340	12,685	Humana, Inc. (a)	710	26,480
439	8,723	403	8,021	VCA Antech, Inc. (a) (c)	842	16,744

	40,671		37,396			78,067

				Health Care Technology — 1.5%
226	8,686	208	7,989	Cerner Corp. (a) (c)	434	16,675

				Hotels, Restaurants & Leisure — 2.9%
156	4,399	146	4,100	Darden Restaurants, Inc.	302	8,499
82	4,284	75	3,939	Panera Bread Co., Class A (a) (c)	157	8,223
371	7,934	341	7,295	Penn National Gaming, Inc. (a)	712	15,229

	16,617		15,334			31,951

				Industrial Conglomerates — 0.4%
216	2,137	199	1,965	McDermott International, Inc. (a)	415	4,102

				Insurance — 4.8%
177	9,388	163	8,631	ACE Ltd.	340	18,019
156	7,113	143	6,542	AON Corp.	299	13,655
401	10,713	368	9,852	HCC Insurance Holdings, Inc. (c)	769	20,565

	27,214		25,025			52,239

				Internet & Catalog Retail — 0.7%
74	3,795	68	3,487	Amazon.com, Inc. (a)	142	7,282

				Internet Software & Services — 1.8%
420	6,335	386	5,825	Akamai Technologies, Inc. (a) (c)	806	12,160
73	3,899	67	3,585	Equinix, Inc. (a)	140	7,484

	10,234		9,410			19,644

				IT Services — 2.1%
41	5,810	37	5,336	MasterCard, Inc., Class A	78	11,146
322	6,267	296	5,762	SAIC, Inc. (a)	618	12,029

	12,077		11,098			23,175

				Leisure Equipment & Products — 1.4%
482	7,712	443	7,091	Mattel, Inc.	925	14,803

				Life Sciences Tools & Services — 2.1%
132	6,055	121	5,566	Covance, Inc. (a)	253	11,621
219	5,708	202	5,248	Illumina, Inc. (a)	421	10,956

	11,763		10,814			22,577

				Machinery — 4.1%
129	3,038	118	2,793	AGCO Corp. (a)	247	5,831
110	2,041	101	1,876	Bucyrus International, Inc. (c)	211	3,917
146	3,904	134	3,590	Cummins, Inc.	280	7,494
261	7,428	240	6,830	Pall Corp.	501	14,258
168	6,666	154	6,138	Wabtec Corp. (c)	322	12,804

	23,077		21,227			44,304

				Media — 2.7%
187	2,652	172	2,438	Discovery Communications, Inc., Class A (a)	359	5,090
257	9,156	237	8,417	John Wiley & Sons, Inc., Class A	494	17,573
101	3,585	93	3,295	Morningstar, Inc. (a) (c)	194	6,880

	15,393		14,150			29,543

				Multiline Retail —2.3%
241	4,742	221	4,360	J.C. Penney Co., Inc.	462	9,102
226	8,181	208	7,522	Kohl’s Corp. (a)	434	15,703

	12,923		11,882			24,805

				Oil, Gas & Consumable Fuels — 5.6%
270	7,020	248	6,455	Cabot Oil & Gas Corp.	518	13,475
503	8,297	463	7,630	Forest Oil Corp. (a)	966	15,927
168	3,825	155	3,516	Peabody Energy Corp.	323	7,341
436	12,626	401	11,609	Southwestern Energy Co. (a)	837	24,235

	31,768		29,210			60,978

				Professional Services — 1.3%
173	7,707	159	7,086	FTI Consulting, Inc. (a)	332	14,793

See notes to pro forma financial statements

JPMorgan Capital Growth Fund/JPMorgan Diversified Mid Cap Growth Fund

Combined Schedule of Portfolio Investments
As of December 31, 2008 (Unaudited) (continued)
(Amounts in U.S. Dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

JPMorgan Capital Growth Fund		JPMorgan Diversified Mid Cap Growth Fund			Combined Pro Forma

Shares	Value ($)	Shares	Value ($)	Security Description	Shares	Value($)

				Road & Rail — 2.6%
135	3,559	125	3,273	J.B. Hunt Transport Services, Inc. (c)	260	6,832
287	11,014	264	10,126	Landstar System, Inc.	551	21,140

	14,573		13,399			27,972

				Semiconductors & Semiconductor Equipment — 2.2%
472	8,016	434	7,371	Broadcom Corp., Class A (a)	906	15,387
201	4,379	185	4,027	KLA-Tencor Corp.	386	8,406

	12,395		11,398			23,793

				Software — 4.7%
543	4,692	499	4,315	Activision Blizzard, Inc. (a)	1,042	9,007
665	12,166	612	11,187	Amdocs Ltd. (United Kingdom) (a)	1,277	23,353
98	2,731	91	2,524	ANSYS, Inc. (a) (c)	189	5,255
229	3,677	211	3,380	Electronic Arts, Inc. (a)	440	7,057
334	3,458	307	3,179	Nuance Communications, Inc. (a)	641	6,637

	26,724		24,585			51,309

				Specialty Retail — 1.0%
97	5,814	90	5,348	Sherwin-Williams Co. (The)	187	11,162

				Textiles, Apparel & Luxury Goods — 0.7%
192	3,979	176	3,660	Coach, Inc. (a)	368	7,639

				Wireless Telecommunication Services — 0.4%
95	2,544	87	2,339	Leap Wireless International, Inc. (a)	182	4,883

	564,435		519,042	Total Long-Term Investments (Cost $708,509, $653,236, and $1,361,745, respectively)		1,083,477

				Short-Term Investments — 1.1%
				Investment Companies — 1.1%
—	—	2,110	2,110	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares (b) (m)	2,110	2,110
9,626	9,626	—	—	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (m)	9,626	9,626

	9,626		2,110	Total Short-Term Investments (Cost $9,626, $2,110 and $11,736, respectively)	11,736	11,736

Principal Amount ($)	Principal Amount ($)				Principal Amount ($)

				Investments of Cash Collateral for Securities on Loan — 6.2%
				Certificate of Deposit — 0.4%
—	—	4,500	4,349	Calyon, New York, VAR, 0.397%, 03/15/10	4,500	4,349

				Corporate Notes — 2.4%
—	—	5,000	4,892	BBVA U.S. Senior S.A., (Spain), VAR, 2.149%, 03/12/10 (e)	5,000	4,892
7,000	6,959	—	—	Beta Finance, Inc., VAR, 0.383%, 02/20/09 (e) (i) (s)	7,000	6,959
—	—	6,000	5,727	General Electric Capital Corp., VAR, 0.400%, 03/12/10	6,000	5,727
—	—	1,000	904	Monumental Global Funding II, VAR, 0.395%, 03/26/10 (e)	1,000	904
—	—	7,000	6,498	Monumental Global Funding III, VAR, 2.203%, 05/24/10 (e)	7,000	6,498
—	—	2,000	1,853		2,000	1,853

	6,959		19,874			26,833

Shares	Shares				Shares

				Investment Company — 3.4%
30,603	30,603	6,055	6,055	JPMorgan Prime Money Market Fund, Capital Shares (b)	36,658	36,658

				Total Investments of Cash Collateral for Securities on Loan (Cost $37,597, $31,553, and $69,150, respectively)	69,158	67,840

				Total Investments — 106.9%

	611,623		551,430	(Cost $755,732, $686,899, and $1,442,631, respectively)		1,163,053
	(37,069)		(37,635)	Liabilities in Excess of Other Assets — (6.9)%		(74,704)

	574,554		513,795	NET ASSETS — 100.0%		1,088,349

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

(a) Non-income producing security.

(b) Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or J.P. Morgan Investment Advisors, Inc.

(c) Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(i) Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m) All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(s) These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

VAR - Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2008.

See notes to pro forma financial statements

JPMorgan Capital Growth Fund/JPMorgan Diversified Mid Cap Growth Fund

Pro Forma Combined Statement of Assets and Liabilities
As of December 31, 2008 (Unaudited)
(Amounts in thousands, except per share amount)

	JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund	Pro Forma Adjustments		Pro Forma Combined

ASSETS:
Investments in non-affiliates, at value	$571,394	$543,265	$—		$1,114,659
Investments in affiliates, at value	40,229	8,165	—		48,394

Total investment securities, at value	611,623	551,430	—		1,163,053
Cash	— (a)	1	—		1
Receivables:
Investment securities sold	152	140	—		292
Fund shares sold	2,625	700	—		3,325
Interest and dividends	269	240	—		509

Total Assets	614,669	552,511	—		1,167,180

LIABILITIES:
Payables:
Investment securities purchased	1,109	1,021	—		2,130
Collateral for securities lending program	37,598	31,553	—		69,151
Fund shares redeemed	758	5,616	—		6,374
Accrued liabilities:
Investment advisory fees	183	243	(180	) (b)	246
Administration fees	62	9	—		71
Shareholder servicing fees	103	47	—		150
Distribution fees	67	71	—		138
Custodian and accounting fees	7	15	—		22
Trustees’ and Chief Compliance Officer’s fees	28	2	—		30
Other	200	139	180	(b)	519

Total Liabilities	40,115	38,716	—		78,831

Net Assets	$574,554	$513,795	$—		$1,088,349

Net Assets:
Paid in capital	$825,967	$749,175	$—		$1,575,142
Accumulated undistributed (distributions in excess of) net investment income	(1,284)	(1,716)	—		(3,000)
Accumulated net realized gains (losses)	(106,020)	(98,195)	—		(204,215)
Net unrealized appreciation (depreciation)	(144,109)	(135,469)	—		(279,578)

Total Net Assets	$574,554	$513,795	$—		$1,088,349

Net Assets:
Class A	$268,191	$223,543	$—		$491,734	(c)
Class B	7,870	27,927	—		35,797	(c)
Class C	12,376	12,794	—		25,170	(c)
Class R2	47	—	—		47	(c)
Select Class	286,070	247,132	—		533,202	(c)
Ultra	—	2,399	—		2,399	(c)

Total Net Assets	$574,554	$513,795	$—		$1,088,349

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,368	18,592	10,944	(d)	40,904
Class B	377	2,921	446	(d)	3,744
Class C	605	1,171	528	(d)	2,304
Class R2	2	—	2	(d)	4
Select Class	11,252	19,329	11,115	(d)	41,696
Ultra	—	186	—		186

Net Asset Value per share
Class A - Redemption price per share	23.59	12.02	—		12.02
Class B - Offering price per share (e)	20.87	9.56	—		9.56
Class C - Offering price per share (e)	20.46	10.92	—		10.92
Class R2 - Offering and redemption price per share	23.58	—	—		12.02
Select Class - Offering and redemption price per share	25.42	12.79	—		12.79
Ultra - Offering and redemption price per share		12.86	—		12.86
Class A maximum sales charge	5.25%	5.25%	—		5.25%
Class A maximum public offering price per share [net asset value per share/(100% - maximum sales charge)]	24.90	12.69	—		12.69

Cost of investments in non-affiliates	$715,503	$678,734	$—		$1,394,237
Cost of investments in affiliates	40,229	8,165	—		48,394
Value of securities on loan	37,438	31,596	—		69,034

(a)	Amount rounds to less than $1,000.

(b)

Each Fund’s adviser or administrator will waive its fees and/or reimburse the Funds in an amount sufficient to offset the costs incurred by each Fund relating to the Reorganization, which include any costs associated with the solicitation of voting instructions.

(c)	Reflects total combined net assets due to the merger.

(d)	Reflects the adjustment to the number of shares outstanding due to the merger.

(e)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

See notes to pro forma financial statements

JPMorgan Capital Growth Fund/JPMorgan Diversified Mid Cap Growth Fund

Pro Forma Combined Statement of Operations
For the Twelve Month Period Ended December 31, 2008 (Unaudited)
(Amounts in thousands)

	JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund	Pro Forma Adjustments		Pro Forma Combined

INVESTMENT INCOME:
Dividend income from non-affiliates	$3,874	$4,065	$—		$7,939
Dividend income from affiliates	742	653			1,395
Income from securities lending (net)	400	618			1,018
Foreign taxes withheld	10	13			23

Total investment income	5,026	5,349			10,375

EXPENSES:
Investment advisory fees	3,387	5,866	2,098	(b)	11,351
Administration fees	870	926	(50	) (b)	1,746
Distribution fees - Class A	1,050	845	(4	) (b)	1,891
Distribution fees - Class B	104	480	(2	) (b)	582
Distribution fees - Class C	161	185	(1	) (b)	345
Distribution fees - Class R2	— (a)	—	—	(b)	—
Shareholder servicing fees - Class A	1,050	845	(4	) (b)	1,891
Shareholder servicing fees - Class B	34	160	—	(b)	194
Shareholder servicing fees - Class C	53	61	1	(b)	115
Shareholder servicing fees - Class R2	— (a)	—	—	(b)	—
Shareholder servicing fees - Select Class	978	1,183	(3	) (b)	2,158
Custodian and accounting fees	72	70	—		142
Interest expense to affiliates	—	— (a)	—		—
Professional fees	63	48	(48	) (c)	63
Trustees’ and Chief Compliance Officer’s fees	10	9	—		19
Printing and mailing costs	244	82	(7	) (c)	319
Registration and filing fees	42	71	(55	) (c)	58
Transfer agent fees	811	1,179	—		1,990
Other	27	26	—		53

Total expenses	8,956	12,036	1,925		22,917
Less amounts waived	(12)	(1,452)	(2,920	) (b)	(4,384)
Less earnings credits	(9)	(12)	—		(21)

Net expenses	8,935	10,572	(995)		18,512

Net investment income (loss)	(3,909)	(5,223)	995		(8,137)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(114,082)	(93,896)			(207,978)

Net realized gain (loss)	(114,082)	(93,896)	—		(207,978)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(333,240)	(375,359)	—		(708,599)

Change in net unrealized appreciation (depreciation)	(333,240)	(375,359)	—		(708,599)

Net realized/unrealized gains (losses)	(447,322)	(469,255)	—		(916,577)

Change in net assets resulting from operations	$(451,231)	$(474,478)	$995		$(924,714)

(a)	Amount rounds to less than $1,000.

(b)	Based on the contract in effect for the surviving fund.

(c)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

See notes to pro forma financial statements

JPMorgan Capital Growth Fund

JPMorgan Diversified Mid Cap Growth Fund

Notes to Pro Forma Financial Statements (unaudited)

December 31, 2008

1.

Basis of Combination

The accompanying unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations (“Pro Forma statements”) for the twelve months ended December 31, 2008, reflect the accounts of JPMorgan Capital Growth Fund, a separate fund of JPMorgan Trust I (“Capital Growth Fund”), and JPMorgan Diversified Mid Cap Growth Fund, a separate fund of JPMorgan Trust II (“Diversified Mid Cap Growth Fund”), each a “Fund” and collectively the “Funds”. Following the combination, the Diversified Mid Cap Growth Fund will be the accounting survivor.

Under the terms of Agreement and Plan of Reorganization, the exchange of assets of Capital Growth Fund for shares of Diversified Mid Cap Growth Fund will be treated as a tax-free reorganization and accordingly, the tax-free reorganization will be accounted for in an as-if pooling of interests and accordingly, will be accounted for by the method of accounting for tax free mergers of investment companies. The combination would be accomplished by an acquisition of the net assets of Class A shares, Class B shares, Class C shares, Class R2 shares and Select Class shares of Capital Growth Fund in exchange for Class A shares, Class B shares, Class C shares, Class R2 shares and Select Class shares of Diversified Mid Cap Growth Fund, respectively, at net asset value. The Pro Forma statements have been prepared as though the combination had been effective on December 31, 2008. The unaudited Pro Forma Statement of Operations reflects the results of the Funds for the twelve months ended December 31, 2008, as if the reorganization occurred on January 1, 2008. These Pro Forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations for pre-combination periods of Diversified Mid Cap Growth Fund will not be restated. The fiscal year end for both Funds is June 30.

The Pro Forma combined statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference from their respective Statement of Additional Information.

2.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies which are consistently followed by Capital Growth  Fund and Diversified Mid Cap Growth Fund in the preparation of their financial statements. Each of the Funds has substantially the same accounting policies, which are detailed in the historical financial statements referenced above in Note 1. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

A. Security Valuation - Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

JPMorgan Capital Growth Fund

JPMorgan Diversified Mid Cap Growth Fund

Notes to Pro Forma Financial Statements (unaudited)

December 31, 2008

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’ assets and liabilities carried at fair value (amounts in thousands):

Capital Growth Fund

Valuation Inputs	Investment In Securities	Other Financial Instruments*
Level 1	$604,664	$-
Level 2	6,959	-
Level 3	-	-
Total	$611,623	$-

Diversified Mid Cap Growth Fund

Valuation Inputs	Investment In Securities	Other Financial Instruments*
Level 1	$527,207	$-
Level 2	24,223	-
Level 3	-	-
Total	$551,430	$-

JPMorgan Capital Growth Fund

JPMorgan Diversified Mid Cap Growth Fund

Notes to Pro Forma Financial Statements (unaudited)

December 31, 2008

Combined Portfolio

Valuation Inputs	Investment In Securities	Other Financial Instruments*
Level 1	$1,131,871	$-
Level 2	31,182	-
Level 3	-	-
Total	$1,163,053	$-

* Other financial instruments include futures, forwards and swap contracts.

B. Shares of Beneficial Interest — The Pro Forma net asset value per share assumes the issuance of 22,312 Class A shares, 823 Class B shares, 1,133 Class C shares, 4 Class R2 shares and 22,367 Select Class shares of Diversified Mid Cap Growth Fund in exchange for 11,368 Class A shares, 377 Class B shares, 605 Class C shares, 2 Class R2 shares and 11,252 Select Class shares of Capital Growth Fund, respectively (shares in thousands).

C. Federal Income Taxes — Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Diversified Mid Cap Growth Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	JPMORGAN CAPITAL GROWTH FUND JPMORGAN DIVERSIFIED MID CAP VALUE FUND COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2009	PROXY

The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement for the Combined Special Meeting of Shareholders of JPMorgan Capital Growth Fund and JPMorgan Diversified Mid Cap Value Fund, to be held at the offices of JPMorgan Investment Management Inc. (“JPMIM”) 245 Park Avenue, New York, New York 10167 on June 15, 2009, at 10:00 a.m., New York time (the “Meeting”), and appoints Frank Tango, Michael Tansley, Tiffany Prasad and Laura Melman (and each of them) proxies, with power of substitution, to attend the Combined Special Meeting (and any postponements or adjournments thereof) and to vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and with discretionary power to vote on any other business that may properly come before the Special Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. Your vote is important. Complete, sign on the reverse side and return this card as soon as possible.

VOTE VIA THE TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: www.proxy-direct.com

YOUR VOTE IS IMPORTANT.

Please complete, sign and return this card as soon as possible. Please sign exactly as your name(s) appear(s) on this Proxy. If shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

__________________________________________________________

Signature

__________________________________________________________

Signature (if held jointly)

______________________________________________________,2009

Date                                                 JPM_19989_041809

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Acquired Fund

Acquiring Fund

JPMorgan Capital Growth Fund

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Mid Cap Value Fund

Important Notice Regarding the Availability of Proxy Materials for JPMorgan Capital Growth Fund and JPMorgan
Diversified Mid Cap Value Fund

Shareholder Meeting to Be Held on June 15, 2009.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/jpm19989

Please detach at perforation before mailing.

The Board of Trustees of each Acquired Fund recommends that you vote FOR the proposals below. Please vote your shares of each Acquired Fund you own.

PLEASE MARK VOTES AS IN THIS EXAMPLE:

1.

To approve the Agreements and Plans of Reorganization by and between either JPMorgan Trust I and JPMorgan Trust II or JPMorgan Trust II and JPMorgan Fleming Mutual Fund Group, Inc., as applicable, (each an “Agreement and Plan of Reorganization”),  pursuant to which each Acquired Fund will transfer all of its assets attributable to each class of its shares to the corresponding Acquiring Fund, as indicated below, in exchange for shares of the corresponding class of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. Each Acquired Fund would then distribute to its shareholders the portion of the shares of the corresponding Acquiring Fund to which each such shareholder is entitled in the liquidation of the Acquired Fund.

Acquired Fund	Acquiring Fund	FOR	AGAINST	ABSTAIN
01 JPMorgan Capital Growth Fund	JPMorgan Diversified Mid Cap Growth Fund
02 JPMorgan Diversified Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

2.

To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof

PLEASE SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
JPM_19989_041809